UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	abrdn Global Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2025

Item 1. Reports to Stockholders.

(a)

abrdn Global Income Fund, Inc. (FCO)
Annual Report
October 31, 2025
aberdeeninvestments.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Global Income Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2025. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.
Total Investment Return1
For the fiscal year ended October 31, 2025, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2],[3]	0.75%
Market Price[2]	-40.98%
Blended Benchmark[4]	8.85%
For more information about Fund performance, please visit the Fund on the web at www.aberdeenfco.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current fiscal year end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2025	$3.03	$2.92	-3.63%
10/31/2024	$3.55	$5.84	64.51%
During the fiscal year ended October 31, 2025, the Fund’s NAV was within a range of $3.00 to $3.61 and the Fund’s market price traded within a range of $2.82 to $6.73. During the fiscal year ended October 31, 2025, the Fund’s shares traded within a range of a premium(+)/discount(-) of -7.21% to 117.53%.
Proposed Reorganization
On September 11, 2025, the Boards of abrdn Global Income Fund Inc. (NYSE American: FCO) (the "Acquired Fund") and abrdn Asia-Pacific Income Fund, Inc. (NYSE American: FAX) (the "Acquiring Fund") announced each had approved the reorganization of FCO into FAX (the "Reorganization"). The proposed Reorganization is subject to the receipts of the necessary Acquired Fund shareholder approvals.
There are no proposed changes to the current objectives or policies of FAX as a result of the Reorganization.  Individually, each Fund's Board believes that the Reorganization is in the best interest of their Fund's shareholders. The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. Additional information regarding the Reorganization will be presented in a prospectus/proxy statement to be sent to FCO shareholders (the "Proxy Statement"). FCO shareholders of record on December 12, 2025 will be asked to vote on the Reorganization at a special shareholder meeting currently targeted for March 12, 2026.
Shareholders of FAX are not required to vote on the issuance of FAX shares in connection with the Reorganization.
Aberdeen Name Change
On March 4, 2025, abrdn plc, the parent company of the Fund's adviser, announced that it would change its name, and from that date, will use 'Aberdeen' as the principal trading identity for its Investments business. On March 12, 2025, abrdn plc completed the steps to legally change its name to Aberdeen Group plc. Aberdeen has retained 'abrdn' as an operational abbreviation across its subsidiary legal entities (including the Fund's Investment Manager, fund names and descriptors).

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	Blended Benchmark as defined in Total Investment Return section on Page 8.
abrdn Global Income Fund, Inc.	1

Letter to Shareholders  (unaudited)  (continued)

Managed Distribution Policy
The Fund's distributions to common shareholders and the annualized distribution rates based on market price and NAV, respectively, for the fiscal years ended October 31, 2025,  October 31, 2024 and October 31, 2023 are shown in the table below:
	Distribution per share to common shareholders	Market Price	Annualized distribution rate based on market value	NAV	Annualized distribution rate based on NAV
10/31/2025	$0.84	$2.92	28.8%	$3.03	27.7%
10/31/2024	$0.84	$5.84	14.4%	$3.55	23.7%
10/31/2023	$0.84	$6.09	13.8%	$3.74	22.5%
Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On November 11, 2025 and December 9, 2025, the Fund announced that it will pay on November 28, 2025 and January 12, 2026, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of November 21, 2025 and December 31, 2025, respectively.
The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the quarterly meetings of the Fund’s Board of Directors (the "Board"), unless market conditions require an earlier evaluation.
Revolving Credit Facility
The Fund’s $25,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 1-year term on February 26, 2025 (“Revolving Credit Facility”) to extend the scheduled commitment termination date to February 24, 2026. The Fund’s outstanding balance as of October 31, 2025 was $16,800,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A more detailed description of the Fund’s Revolving Credit Facility can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding shares of common stock, with the amount and timing of any repurchase determined at the discretion of the Fund's Investment Manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the fiscal year ended October 31, 2025, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter. Under the terms of the Program, the Fund is permitted to repurchase during each 12-month period ended October 31 up to 12% of its outstanding shares of common stock outstanding as of October 31 of the prior year.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at www.sec.gov.

2	abrdn Global Income Fund, Inc.

Letter to Shareholders  (unaudited)  (concluded)

Investor Relations Information
As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at www.aberdeenfco.com.
Contact Us:
•	Visit: www.aberdeenfco.com
•	Email: Investor.Relations@aberdeenplc.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President
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All amounts are U.S. Dollars unless otherwise stated.
abrdn Global Income Fund, Inc.	3

Report of the Investment Manager  (unaudited)

Market review
During the fiscal year ended October 2025, global fixed income markets were influenced by worries about tariffs, evolving geopolitical relationships, the direction of monetary policy1, and ever-changing growth expectations.
The end of 2024 saw investors processing the potential impact of Donald Trump’s victory in the U.S. presidential election, given his pro-growth agenda would likely add further inflationary pressure. This tone continued into the initial months of 2025, which remained eventful for global trade, geopolitical relationships, and market performance. The impact of U.S. presidential executive orders was dramatic, culminating in the aggressive, widespread April 2 ‘Liberation Day’2 tariffs, followed by subsequent delays and watered-down implementation. This affected bond markets and eroded investors’ perception of U.S. exceptionalism. Global high yield3 (HY) markets and the U.S. dollar bore the brunt of the market adjustments.
Indeed, President Trump’s trade policy remained the primary focus for global bond markets throughout the summer months, as the U.S. reached tariff agreements with several nations. Geopolitical concerns also threatened to derail markets in June as the conflict between Israel and Iran escalated, with much attention paid to direct/indirect involvement by the U.S.
U.S. reciprocal tariffs took effect on August 7, with most countries seeing levies ranging from 10% to 35%. Trade tensions between India and the U.S. also escalated after President Trump imposed a 50% tariff on the country for its purchases of Russian oil. In October, President Trump’s trip to Asia yielded a trade truce with China; his meeting with President Xi underscored China’s strong hand through its rare earth monopoly, which is critical to key U.S. industries.
Regarding yield4 movements, the early stages of the review period saw the U.S. yield curve5 steepen6, with 10-year instruments hitting their highest level since November 2023. This move was primarily a reaction to Trump's victory in the U.S. election, with his pro-growth agenda likely to add further inflationary pressure. Moving into 2025, the U.S. yield curve steepened and yields largely declined amid ongoing fears that President Trump's tariffs would negatively affect economic growth and prompt the U.S. Federal Reserve (Fed) to ease7 more aggressively. That said, markets were particularly volatile8 in April, with the Bank of America ‘Move’ index – a measure of volatility in US Treasuries – rising to around 140, its highest level in over two years. The U.S. yield curve subsequently shifted to a steeper shape, with 2- and 10-year instruments rising. As we drew to the end of the 12-month time frame, a soft consumer inflation report led to an initial rally in U.S. Treasuries, which was later offset by strong manufacturing and services data.
In U.S. monetary policy, economic data at the end of 2024 continued to illustrate a resilient U.S. economy. This prompted a more hawkish9 rhetoric from the Fed when it announced its final rate reduction of 2024 in December. The market had to wait until September for the central bank to make another move, with Fed Chair Powell stating that the threat of further weakness in the labor market was behind the decision to cut rates by 25 basis points (bps) that month. However, the subsequent 25 bps rate cut in October was interpreted by investors as hawkish, reducing expectations of additional rate cuts as Chairman Powell suggested the current stance toward policy could be explained by reasoning "What do you do if you're driving in the fog? You slow down."
The most recent economic news flow was delayed by the U.S. government shutdown10. However, the ADP National Employment Report dropped by 32,000 in September, versus expectations of a 51,000 increase. Furthermore, August was revised by 3,000 to a rise

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1	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
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2	Higher import taxes announced on 2 April 2025 by the US administration under President Trump as part of its trade policy.
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3	Bonds that are viewed as having a higher risk of default. Credit rating agencies such as S&P Global Ratings, Fitch Ratings and Moody’s Investors Service assess the borrower’s ability to repay its debt. Bonds rated below BBB– by S&P and Fitch, or below Baa3 by Moody’s, are generally considered high-yield bonds.
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4	The income an investor receives from a security, such as interest from bonds or dividends from shares.
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5	A graph that plots yields (the income investors receive from holding a bond) against different maturity dates for bonds of the same credit quality (which measures the likelihood of the lender receiving their money back).
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6	A situation where the spread between long-term and short-term bond yields widens, indicating that the former are rising relative to the latter. Bond yields represent the income investors receive from holding a bond, expressed as a percentage of the bond's price.
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7	Quantitative easing refers to central banks using monetary policy to increase the money in circulation, typically by purchasing government bonds or other securities, in order to lower interest rates and stimulate economic growth.
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8	If the price of an asset, fund, or market moves significantly over a short period of time, it is said to be ‘volatile’ or to have ‘high volatility.’ If the price remains relatively stable, it is said to have ‘low volatility.’ Volatility can be used as a measure of risk, indicating the potential for large price fluctuations.
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9	When a central bank signals a preference for tightening monetary policy to restrain economic activity and/or address high inflation.
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10	A disruption of normal government operations in the U.S. that occurs when Congress does not approve funding for those functions.
4	abrdn Global Income Fund, Inc.

Report of the Investment Manager  (unaudited)  (continued)

of 54,000. Elsewhere, the consumer inflation report for September undershot expectations, with prices rising by 0.3% month on month (m/m) and 3.0% year on year (y/y) versus expectations of 0.4% m/m and 3.1% y/y, respectively. Meanwhile, gross domestic product (GDP) growth for the second quarter of 2025 was upwardly revised to a strong 3.8% y/y from 3.3% y/y previously.
Emerging market (EM) debt performed strongly over the year. Hard currency11 EM bonds were initially pressured by President Trump's re-election and reduced expectations for interest rate cuts in the U.S. However, performance subsequently strengthened into 2025, led by the HY segment, and outpaced EM local currency12 bonds. The market’s tone became more unsettled, with the announcement of U.S. reciprocal tariffs triggering a global sell-off, which was later mitigated by a 90-day pause in their implementation. However, this uncertainty proved short-lived, and the performance of EM debt was robust throughout the summer as sentiment around U.S.-imposed tariffs improved. Hard currency EM bonds posted the best returns, led by HY, although investment-grade13 also did well. EM local currency bonds again underperformed their hard currency counterparts, with India posting the largest decline. As we navigated the final three months of the review period, EM debt remained upbeat, supported by a broadly positive risk environment, as equities continued to rally and credit spreads14 tightened. In addition, performance was boosted by progress in tariff negotiations and the Fed’s interest rate cut.
Global HY delivered positive returns over the period. Performance was initially lifted by optimism that less regulation and lower corporate taxes from the incoming U.S. administration would extend the current market uptrend. In addition, the combination of tighter corporate bond15 spreads and lower government bond yields was favorable. However, returns were then held in check by ongoing macroeconomic uncertainty surrounding the implications of tariffs.
As 2025 progressed, though, the asset class recovered amid a combination of receding trade tensions and benign economic data. Also, September's $58 billion surge in issuance16 failed to derail HY markets, as investor optimism over potential Fed rate cuts buoyed sentiment. Finally, the market experienced a slight hangover in October, with headlines about high-profile private market17 defaults contributing to wider spreads.
Fund performance review
The abrdn Global Income Fund returned 0.75% on a net asset value18 (NAV) basis for the 12 months ended October 31, 2025, versus the 8.85% return of its blended benchmark19 for the same period. While the net asset value performance is net of fees and expenses includes the impact of leverage20, the benchmark performance does not.
The impact of the reinvestment of dividends assumed in the cumulative performance calculation of the NAV (due to the large premium between the Fund’s market price and NAV) was negative thereby driving down the Fund's overall performance. Additionally, while the impact of leverage was positive due to the positive market performance, the negative mark-to-market impact of interest rate swaps used to hedge21 the cost of leverage contributed to the underperformance against the benchmark.
Leverage is used strategically by the Fund to support its income-generating capacity. The Fund continues to benefit from a positive interest rate differential between the interest income on the investment portfolio and the cost of the leverage.
Relative to the Fund’s blended benchmark, the fixed income holdings within the overall portfolio outperformed. All sectoral allocations within the Fund delivered strong positive returns. However, the principal driver of performance was the overweight22 allocation to EM debt, while the underweight23 exposures to Asian local currency

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11	Emerging market bonds issued in other currencies (such as the U.S. dollar and euro).
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12	Emerging market bonds issued in the currency of the issuer.
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13	Bonds that are viewed as having a relatively low risk of default. Credit rating agencies such as S&P Global Ratings, Fitch Ratings and Moody’s Investors Service assess the borrower’s ability to repay its debt. Bonds rated BBB– or higher by S&P and Fitch, or Baa3 or higher by Moody’s, are generally considered investment-grade bonds.
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14	The difference in the expected total return (combining interest payments and changes in price) between bonds with the same maturity but different levels of risk, reflecting the likelihood of repayment by the issuer.
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15	Bonds that are issued by companies to raise money.
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16	Bond issuance refers to when a government or company sells new bonds to investors to raise money.
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17	Financing provided by lenders that are not traditional banks and is arranged outside public debt markets; these are privately negotiated arrangements.
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18	A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
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19	The Fund’s blended benchmark comprises 25% iBoxx Asia ex-Japan Sovereign, 25% Merill Lynch Global High Yield Constrained, 35% JPMorgan EMBI Global Diversified Index, 10% Merrill Lynch Australian Government, 5% Merrill NZ Govt.
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20	Usually refers to a fund being exposed by more than 100% of its net asset value to assets or markets; typically resulting from the use of debt or derivatives.
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21	To reduce risk by taking an offsetting position in a related asset.
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22	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
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23	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
abrdn Global Income Fund, Inc.	5

Report of the Investment Manager  (unaudited)  (continued)

bonds and Australian bonds also contributed positively. Within the global HY allocation, the investment portfolio’s overweight focus on the higher-quality segment detracted from relative performance.
The use of derivatives24 to hedge the interest rate risk (primarily paid interest rate swap positions to fix the cost of the leverage) in the portfolio contributed negatively. The use of currency forwards25 were broadly neutral, with the use of derivatives to gain exposure to the Singaporean dollar adding value, with those gaining exposure to the Australian dollar marginally detracting. During the review period, the use of  interest rate swaps and currency forwards impacted performance negatively by about 1.3%.
The monthly distribution reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund’s investment strategy over the reporting period.
Outlook
The Fed’s clear easing bias, which provided a supportive backdrop for global bond markets, largely evaporated in November. In the U.S., persistent concerns about growth – driven by risks such as potential government shutdowns and evolving trade policies – continue to fuel volatility.
Technicals26, which had remained strong even amid record issuance in September, have now softened. Fed Chair Jay Powell cast doubt on a potential rate cut in December, dampening investor sentiment. Although in the near term the Fed (under Chair Powell) may see fewer rate cuts than originally anticipated, disappointing earnings from several major tech companies (which has weighed heavily on equity markets), and more broadening of the softer economic data does set the Fed for much easier monetary policy under a new Trump-endorsed Fed Chair.
We continue to see selective value in the HY and frontier markets. While spreads remain tight, we see opportunities where sovereign credit is underpinned by structural reforms and multilateral support, and certain credits on the fringes of rating buckets where we believe risks are overpriced. Yields at the front end of the curve also look attractive, offering potential for capital gains through roll-down and benefiting from possible liability management exercises such as buybacks.
The biggest risks to the EM asset class include the imposition of new tariffs, which could threaten EM exports and lead to policies that leave EM countries disadvantaged. A U.S. recession and a further downturn in the Chinese economy could weigh on commodity prices, particularly oil. Conversely, a further steepening of the U.S. Treasury yield curve may raise financing costs for frontier issuers and limit access to the primary market27. Geopolitical risks also remain heightened, with no end in sight for the Russia-Ukraine war, while tensions in the Middle East having dampened but not disappeared.
Loan Facilities and the Use of Leverage
The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the

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24	A financial contract whose value is based on an underlying asset.
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25	An agreement between two parties to buy or sell a specific currency or asset at a predetermined price on a fixed date in the future.
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26	Movements in an asset’s price and volume over a period, which are used to analyze how an asset may perform in the future.
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27	When new securities are created and sold to investors for the first time by the company or government issuing them.
6	abrdn Global Income Fund, Inc.

Report of the Investment Manager  (unaudited)  (concluded)

Fund by the Investment Company Act of 1940, as amended (the “1940 Act”). The covenants or guidelines could impede management of the Fund from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000.
Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets. Under the Fund's loan facilities, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on a reference rate such as the Secured Overnight Financing Rate ("SOFR”), plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize SOFR as a “benchmark” or “reference rate” for various interest rate calculations.
Interest Rate Swaps
The Fund enters into interest rate swaps to hedge interest rate risk on the credit facility. As of October 31, 2025, the Fund held interest rate swap agreements with an aggregate notional amount of $16,800,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:
Remaining Term as of October 31, 2025	Receive/(Pay) Floating Rate	Amount (in $ thousands)	Fixed Rate Payable (%)
45 months	Receive	$4,700.0	3.40%
76 months	Receive	$5,000.0	3.40%
88 months	Receive	$7,350.0	3.38%
76 months	Pay	$250.0	3.40%
Risk Considerations
Past performance is not an indication of future results.
Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. The Fund focuses its investments in the Asia-Pacific region,which may subject the Fund to more volatility and greater risk of loss than geographically diverse funds.
Fixed income securities are subject to certain risks including, but not limited to; interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase) and issuer risk (the value of a security may decline for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services).
abrdn Asia Limited

abrdn Global Income Fund, Inc.	7

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s blended benchmark and the Bloomberg Global Aggregate Index for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2025.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	0.75%	7.18%	-0.70%	1.33%
Market Price	-40.98%	1.62%	-2.17%	2.44%
Blended Benchmark*	8.85%	10.08%	2.22%	3.33%
Bloomberg Global Aggregate Index[1]	5.69%	5.60%	-1.63%	1.10%

*	The blended benchmark is summarized in the table below:

Blended Benchmark Constituents	Weight
ICE BofA Merrill Lynch Australian Government Bond Index[2]	10.0%
ICE BofA Merrill Lynch New Zealand Government Bond Index[3]	5.0%
iBoxx Asia Government (U.S. dollar unhedged)[4]	25.0%
J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index[5]	35.0%
ICE BofA Global High Yield Constrained Index[6]	25.0%
Performance of a $10,000 Investment (as of October 31, 2025)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
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[1]	The Bloomberg Global Aggregate Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
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[2]	The ICE BofA Merrill Lynch Australian Government Bond Index tracks the performance of AUD denominated sovereign debt publicly issued by the Australian government in its domestic market.
{foots1}
[3]	The ICE BofA Merrill Lynch New Zealand Government Bond Index tracks the performance of NZD denominated sovereign debt publicly issued by the New Zealand government in its domestic market.
{foots1}
[4]	The iBoxx Asia Government (U.S. dollar unhedged) tracks the performance of local currency-denominated sovereign and quasi-sovereign debt from 11 Asian countries/territories.
{foots1}
[5]	The J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed rate, domestic currency government bonds.
{foots1}
[6]	The ICE BofA Global High Yield Constrained Index contains all securities in the ICE BofA Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.
8	abrdn Global Income Fund, Inc.

Total Investment Return  (unaudited)  (concluded)

abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of October 31, 2025. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.
The gross operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2025 was 4.92%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2025 was 4.85%. The net operating expense ratio, net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2025, was 2.38%.
abrdn Global Income Fund, Inc.	9

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of October 31, 2025

Quality of Investments(1)(2)
As of October 31, 2025, 8.3% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings, Inc. ("Fitch") or, if unrated, was judged to be of equivalent quality by abrdn Asia Limited (the “Investment Manager”). The following table shows the ratings of securities held by the Fund as of October 31, 2025, compared with April 30, 2025 and October 31, 2024:
Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba %	B %	B or below %	NR %
October 31, 2025	0.8	1.5	6.0	11.9	41.7	24.8	7.9	5.4
April 30, 2025	0.0	2.1	5.9	13.4	36.4	29.6	8.6	4.0
October 31, 2024	0.0	1.3	8.4	14.7	33.8	29.3	8.7	3.8
Geographic Composition
The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2025, compared with April 30, 2025 and October 31, 2024:
Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2025	49.1	13.5	37.4
April 30, 2025	45.5	20.4	34.1
October 31, 2024	44.5	19.0	36.5
Currency Composition(2)
The table below shows the currency composition of the Fund’s total investments as of October 31, 2025, compared with April 30, 2025 and October 31, 2024:
Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2025	89.7	6.0	4.3
April 30, 2025	87.3	4.9	7.8
October 31, 2024	87.1	6.1	6.8
Maturity Composition(2)
The average maturity of the Fund’s total investments was 6.8 years as of October 31, 2025, compared with 6.7 years as of April 30, 2025, and 6.8 years as of October 31, 2024. The following table shows the maturity composition of the Fund’s investments as of October 31, 2025, compared with April 30, 2025 and October 31, 2024:
Date	0 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2025	51.5	21.6	26.9
April 30, 2025	51.9	22.3	25.8
October 31, 2024	55.3	21.2	23.5
Modified Duration
As of October 31, 2025, the modified duration* of the Fund was 3.1 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund. Excluding swaps will decrease portfolio duration.
10	abrdn Global Income Fund, Inc.

Portfolio Composition  (as a percentage of net assets) (unaudited)  (concluded)
As of October 31, 2025

*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody’s or Fitch if ratings differ. For purposes of complying with the Fund’s investment policies, the Fund may utilize the highest rating assigned by either S&P, Moody’s or Fitch, if ratings differ (see Additional Information Regarding the Fund – Investment Objectives, Strategies and Policies). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.
(2)	% reflected in below table do not reflect exposure to derivatives.
abrdn Global Income Fund, Inc.	11

Summary of Key Rates  (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2025 compared to April 30, 2025 and October 31, 2024.
		Oct–25	Apr–25	Oct-24
Australia	90 day Bank Bills	3.64%	3.88%	4.42%
	10 yr bond	4.30%	4.12%	4.51%
	currency local per 1USD	$1.53	$1.56	$1.53
New Zealand	90 day Bank Bills	2.52%	3.43%	4.52%
	10 yr bond	4.06%	4.44%	4.48%
	currency local per 1USD	$1.75	$1.69	$1.68
Malaysia	3-month T-Bills	2.83%	3.11%	3.14%
	10 yr bond	3.49%	3.66%	3.92%
	currency local per 1USD	RM4.19	RM4.32	RM4.38
India	3-month T-Bills	5.44%	5.89%	6.51%
	10 yr bond	6.53%	6.36%	6.84%
	currency local per 1USD	₹88.77	₹84.48	₹84.09
Indonesia	3 months deposit rate	3.92%	4.28%	4.29%
	10 yr bond	6.06%	6.86%	6.77%
	currency local per 1USD	Rp16,630.00	Rp16,600.00	Rp15,695.00
Russia	Zero Cpn 3m	15.60%	15.60%	15.60%
	10 yr bond	15.99%	15.99%	15.99%
	currency local per 1USD	₽80.80	₽82.00	₽97.25
USD Denominated Bonds	Mexico (10 year, Government Bond)	5.54%	6.46%	6.31%
	Indonesia (10 year, Government Bond)	4.51%	5.40%	5.02%
	Argentina (20-month, Sovereign Bond)	10.61%	23.20%	23.20%
	Romania (9 year, Sovereign Bond)	6.04%	7.15%	6.35%

12	abrdn Global Income Fund, Inc.

Portfolio of Investments
As of October 31, 2025

Shares or Principal Amount			Value
CORPORATE BONDS—80.2%
AUSTRALIA—5.2%
Australia & New Zealand Banking Group Ltd., (fixed rate to 02/10/2033, variable rate thereafter), 6.74%, 02/10/2033(a)(b)	AUD	1,000,000	$ 707,972
Commonwealth Bank of Australia, (fixed rate to 03/15/2033, variable rate thereafter), 6.70%, 03/15/2033(b)		1,000,000	705,722
Westpac Banking Corp.
(fixed rate to 06/23/2033, variable rate thereafter), 6.93%, 06/23/2033(a)(b)		700,000	500,701
(fixed rate to 11/15/2033, variable rate thereafter), 7.20%, 11/15/2033(b)		300,000	218,710
Total Australia			2,133,105
BARBADOS—0.5%
Sagicor Financial Co. Ltd., 5.30%, 05/13/2028(a)(b)		$210,000	207,711
BRAZIL—2.6%
BRF SA, 5.75%, 09/21/2050(a)(b)		200,000	169,546
Minerva Luxembourg SA, 8.88%, 09/13/2033(a)(b)		200,000	218,827
Samarco Mineracao SA, 9.500% Cash or 9.000% PIK, 06/30/2031(a)(b)		463,269	463,263
Yinson Boronia Production BV, 8.95%, 07/31/2042(a)(b)(c)		196,218	214,076
Total Brazil			1,065,712
CANADA—2.0%
1011778 BC ULC/New Red Finance, Inc., 5.63%, 09/15/2029(a)(b)		119,000	121,115
Bombardier, Inc., 6.75%, 06/15/2033(a)(b)		43,000	45,139
Enerflex Ltd., 9.00%, 10/15/2027(a)(b)		138,000	140,832
Rogers Communications, Inc.
VRN, (fixed rate to 03/15/2027, variable rate thereafter), 5.25%, 03/15/2027(a)(b)		275,000	273,174
VRN, (fixed rate to 02/14/2030, variable rate thereafter), 7.00%, 02/14/2030(b)		82,000	85,736
Saturn Oil & Gas, Inc., 9.63%, 06/15/2029(a)(b)(c)		52,000	52,611
TransAlta Corp., 7.75%, 11/15/2029(b)		98,000	102,049
Total Canada			820,656
CHINA—0.5%
CFAMC II Co. Ltd., 5.00%, 11/19/2025(a)		200,000	199,908
	Shares or Principal Amount		Value

Kaisa Group Holdings Ltd.
0.00%, 12/31/2025(a)(d)		$5,192	$ 104
0.00%, 12/31/2026(a)(d)		6,923	69
0.00%, 12/31/2027(a)(d)		8,655	43
5.250% Cash or 6.250% PIK, 12/28/2028(a)		10,386	208
6.721% Cash or 7.721% PIK, 12/28/2028(a)		6,923	173
0.00%, 12/31/2028(a)(d)		13,848	52
5.500% Cash or 6.500% PIK, 12/28/2029(a)		17,309	329
0.00%, 12/31/2029(a)(d)		13,848	52
5.750% Cash or 6.750% PIK, 12/28/2030(a)		20,772	336
0.00%, 12/31/2030(a)(d)		17,309	65
6.000% Cash or 7.000% PIK, 12/28/2031(a)(e)		31,159	493
0.00%, 12/31/2031(a)(d)		17,309	65
6.250% Cash or 7.250% PIK, 12/28/2032(a)		29,195	283
0.00%, 12/31/2032(a)(d)		32,657	122
Total China			202,302
COLOMBIA—1.3%
Ecopetrol SA, 8.88%, 01/13/2033(b)		105,000	113,651
Empresas Publicas de Medellin ESP, 4.38%, 02/15/2031(a)(b)		437,000	404,798
Total Colombia			518,449
DOMINICAN REPUBLIC—0.5%
AES Espana BV, 5.70%, 05/04/2028(a)(b)		202,000	196,938
ECUADOR—0.5%
International Airport Finance SA, 12.00%, 03/15/2033(a)(b)(c)		174,966	186,681
FRANCE—2.8%
Altice France SA, 5.63%, 06/15/2032(a)(b)	EUR	77,010	85,683
Banijay Entertainment SAS, 8.13%, 05/01/2029(a)(b)		$200,000	207,568
BNP Paribas SA, VRN, (fixed rate to 02/25/2030, variable rate thereafter), 4.50%, 02/25/2030(a)(f)		200,000	182,142
Forvia SE, 5.50%, 06/15/2031(a)(b)	EUR	100,000	118,899
Iliad Holding SAS, 8.50%, 04/15/2031(a)(b)		$200,000	214,653
Opal Bidco SAS, 5.50%, 03/31/2032(a)(b)	EUR	118,000	141,139
Societe Generale SA, VRN, (fixed rate to 05/26/2026, variable rate thereafter), 4.75%, 05/26/2026(a)(f)		$200,000	198,256
Total France			1,148,340
GEORGIA—1.3%
Georgian Railway JSC, 4.00%, 06/17/2028(a)(b)		359,000	337,222
TBC Bank JSC, VRN, (fixed rate to 07/30/2029, variable rate thereafter), 10.25%, 07/30/2029(a)(f)		200,000	209,182
Total Georgia			546,404

abrdn Global Income Fund, Inc.	13

Portfolio of Investments   (continued)
As of October 31, 2025

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
GERMANY—2.4%
Aroundtown Finance SARL, VRN, (fixed rate to 08/07/2029, variable rate thereafter), 7.88%, 08/07/2029(f)		$150,000	$ 151,230
CT Investment GmbH, 6.38%, 04/15/2030(a)(b)	EUR	100,000	119,770
Deutsche Bank AG, VRN, (fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(a)(f)	GBP	100,000	131,541
Gruenenthal GmbH, 4.63%, 11/15/2031(a)(b)	EUR	100,000	117,344
IHO Verwaltungs GmbH, 8.750% Cash or 9.500% PIK, 05/15/2028(a)(b)		103,347	125,072
PrestigeBidCo GmbH, FRN, 5.78%, 07/01/2029(a)(b)(g)		100,000	115,885
WEPA Hygieneprodukte GmbH, 5.63%, 01/15/2031(a)(b)		100,000	120,502
ZF Europe Finance BV, 7.00%, 06/12/2030(a)(b)		100,000	117,924
Total Germany			999,268
INDIA—2.3%
Greenko Wind Projects Mauritius Ltd., 7.25%, 09/27/2028(a)(b)(c)		$200,000	203,170
India Green Power Holdings, 4.00%, 02/22/2027(a)(b)(c)		173,320	168,760
Sammaan Capital Ltd., Series 6B, 9.00%, 09/26/2026	INR	50,000,000	554,310
Total India			926,240
INDONESIA—1.5%
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/2028(a)(b)		$221,000	222,142
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.25%, 10/24/2042(a)		400,000	377,439
Total Indonesia			599,581
IRELAND—1.3%
Cimpress PLC, 7.38%, 09/15/2032(a)(b)		150,000	152,451
GGAM Finance Ltd., 6.88%, 04/15/2029(a)(b)		87,000	90,257
Phoenix Aviation Capital Ltd., 9.25%, 07/15/2030(a)(b)		144,000	151,697
TrueNoord Capital DAC, 8.75%, 03/01/2030(a)(b)		112,000	117,994
Total Ireland			512,399
ISRAEL—1.0%
Energean Israel Finance Ltd., 8.50%, 09/30/2033(a)(b)		230,000	245,442
Leviathan Bond Ltd., 6.50%, 06/30/2027(a)(b)		161,323	162,009
Total Israel			407,451
ITALY—0.8%
Fibercop SpA, 7.72%, 06/04/2038(a)(b)		200,000	202,479
Gruppo San Donato SPA, 6.50%, 10/31/2031(a)(b)	EUR	100,000	118,435
Total Italy			320,914
	Shares or Principal Amount		Value

JAMAICA—0.5%
NCB Financial Group Ltd., 11.00%, 07/31/2030(a)(b)		$200,000	$ 198,000
JAPAN—0.3%
Nissan Motor Co. Ltd., 6.38%, 07/17/2033(a)(b)	EUR	117,000	139,770
KAZAKHSTAN—1.6%
KazMunayGas National Co. JSC, 5.75%, 04/19/2047(a)		$670,000	634,977
LUXEMBOURG—0.7%
Ephios Subco 3 SARL, 7.88%, 01/31/2031(a)(b)	EUR	100,000	121,959
Matterhorn Telecom SA, 3.13%, 09/15/2026(a)(b)		19,808	22,831
Monitchem HoldCo 3 SA, 8.75%, 05/01/2028(a)(b)		110,000	123,366
Total Luxembourg			268,156
MEXICO—4.1%
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero BBVA Mexico, VRN, (fixed rate to 01/18/2028, variable rate thereafter), 5.13%, 01/18/2028(a)(b)		$470,000	465,009
Petroleos Mexicanos
Series 14-2, 7.47%, 11/12/2026	MXN	1,472,800	78,199
Series 14-2, 7.47%, 11/12/2026		1,472,700	78,193
6.75%, 09/21/2047		$851,000	704,758
Saavi Energia SARL, 8.88%, 02/10/2035(a)(b)		341,000	366,575
Total Mexico			1,692,734
NETHERLANDS—0.9%
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, 8.50%, 01/15/2031(a)(b)	GBP	100,000	139,806
Flora Food Management BV, 6.88%, 07/02/2029(a)(b)	EUR	100,000	108,891
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)(b)		100,000	108,955
Total Netherlands			357,652
NIGERIA—0.5%
IHS Holding Ltd., 8.25%, 11/29/2031(a)(b)		$200,000	208,061
PERU—0.7%
Petroleos del Peru SA, 5.63%, 06/19/2047(a)		400,000	288,000
PHILIPPINES—0.6%
International Container Terminal Services, Inc., 4.75%, 06/17/2030(a)		260,000	262,867
RUSSIA—0.0%
Sovcombank Via SovCom Capital DAC, (fixed rate to 05/06/2030, variable rate thereafter), 7.75%, 05/06/2030(a)(f)(h)(i)(j)		250,000	–
SERBIA—0.5%
Telecommunications Co. Telekom Srbija AD Belgrade, 7.00%, 10/28/2029(a)(b)		200,000	200,714

14	abrdn Global Income Fund, Inc.

Portfolio of Investments   (continued)
As of October 31, 2025

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
SINGAPORE—1.3%
Avation Group S Pte. Ltd., 8.50%, 05/15/2031(a)(b)(k)		$200,000	$ 194,750
Puma International Financing SA, 7.75%, 04/25/2029(a)(b)		331,000	342,147
Total Singapore			536,897
SLOVENIA—0.3%
Summer BidCo BV, 10.000% Cash or 10.750% PIK, 02/15/2029(a)(b)	EUR	114,354	134,985
SOUTH AFRICA—2.4%
Eskom Holdings, 0.00%, 12/31/2032(d)	ZAR	28,700,000	624,334
Sasol Financing USA LLC, 5.50%, 03/18/2031(b)		$400,000	339,814
Total South Africa			964,148
SPAIN—0.5%
Grifols SA, 3.88%, 10/15/2028(a)(b)	EUR	100,000	112,273
Telefonica Europe BV, VRN, (fixed rate to 02/24/2028, variable rate thereafter), 2.88%, 02/24/2028(a)(f)		100,000	113,180
Total Spain			225,453
SWITZERLAND—0.3%
Consolidated Energy Finance SA, 12.00%, 02/15/2031(a)(b)		$150,000	106,605
TOGO—0.5%
Ecobank Transnational, Inc., 10.13%, 10/15/2029(a)		200,000	217,337
TRINIDAD—1.2%
Heritage Petroleum Co. Ltd., 9.00%, 08/12/2029(a)(b)		291,000	298,421
Port of Spain Waterfront Development, 7.88%, 02/19/2040(a)(b)(c)		193,333	195,887
Total Trinidad			494,308
TURKEY—1.7%
Turkiye Sinai Kalkinma Bankasi AS, VRN, (fixed rate to 03/21/2029, variable rate thereafter), 9.75%, 03/21/2029(a)(f)		200,000	208,580
WE Soda Investments Holding PLC, 9.50%, 10/06/2028(a)(b)		275,000	275,360
Yapi ve Kredi Bankasi AS, VRN, (fixed rate to 09/04/2030, variable rate thereafter), 8.25%, 09/04/2030(a)(f)		200,000	201,946
Total Turkey			685,886
UKRAINE—1.4%
Kernel Holding SA, 6.75%, 10/27/2027(a)(b)(i)		206,000	191,224
MHP Lux SA, 6.95%, 04/03/2026(a)		218,000	206,791
Ukraine Railways Via Rail Capital Markets PLC, 8.25% Cash or 8.25% PIK, 07/09/2026(a)		236,403	185,869
Total Ukraine			583,884
UNITED KINGDOM—2.9%
CD&R Firefly Bidco PLC, 8.63%, 04/30/2029(a)(b)	GBP	100,000	137,301
Iceland Bondco PLC, 10.88%, 12/15/2027(a)(b)		96,000	133,278
	Shares or Principal Amount		Value

Market Bidco Finco PLC, 8.75%, 01/31/2031(a)(b)	GBP	100,000	$ 130,509
Pinewood Finco PLC, 6.00%, 03/27/2030(a)(b)		116,000	153,713
Project Grand U.K. PLC, 9.00%, 06/01/2029(a)(b)	EUR	100,000	118,305
RAY Financing LLC, 6.50%, 07/15/2031(a)(b)		100,000	116,843
Sherwood Financing PLC, 9.63%, 12/15/2029(a)(b)	GBP	100,000	130,357
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2028(a)(b)		100,000	127,831
Vmed O2 U.K. Financing I PLC, 4.00%, 01/31/2029(a)(b)		100,000	124,694
Total United Kingdom			1,172,831
UNITED STATES—29.8%
Academy Ltd., 6.00%, 11/15/2027(a)(b)		$144,000	144,350
Acushnet Co., 7.38%, 10/15/2028(a)(b)		88,000	91,292
Affinity Interactive, 6.88%, 12/15/2027(a)(b)		273,000	135,848
AmeriTex HoldCo Intermediate LLC, 7.63%, 08/15/2033(a)(b)		40,000	41,843
Azorra Finance Ltd., 7.25%, 01/15/2031(a)(b)		35,000	36,609
Ball Corp., 4.25%, 07/01/2032(b)	EUR	159,000	188,960
Block, Inc.
5.63%, 08/15/2030(a)(b)		$86,000	87,299
6.00%, 08/15/2033(a)(b)		42,000	42,945
Builders FirstSource, Inc.
4.25%, 02/01/2032(a)(b)		105,000	99,345
6.75%, 05/15/2035(a)(b)		75,000	78,746
Cable One, Inc., 4.00%, 11/15/2030(a)(b)		178,000	140,622
Caesars Entertainment, Inc.
7.00%, 02/15/2030(a)(b)		4,000	4,116
6.50%, 02/15/2032(a)(b)		29,000	29,241
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(a)(b)		78,000	72,104
Carnival Corp., 5.13%, 05/01/2029(a)(b)		239,000	241,955
CCO Holdings LLC/CCO Holdings Capital Corp.
4.75%, 03/01/2030(a)(b)		100,000	95,087
4.25%, 01/15/2034(a)(b)		264,000	221,687
CD&R Smokey Buyer, Inc./Radio Systems Corp., 9.50%, 10/15/2029(a)(b)		97,000	67,893
Celanese U.S. Holdings LLC, 7.05%, 11/15/2030(b)		181,000	184,191
Centene Corp.
4.25%, 12/15/2027(b)		98,000	96,588
3.00%, 10/15/2030(b)		171,000	152,556
Chart Industries, Inc., 7.50%, 01/01/2030(a)(b)		90,000	93,861
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/2035(b)		91,000	94,263

abrdn Global Income Fund, Inc.	15

Portfolio of Investments   (continued)
As of October 31, 2025

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030(a)(b)		$42,000	$ 39,370
10.88%, 01/15/2032(a)(b)		26,000	28,029
9.75%, 01/15/2034(a)(b)		57,000	60,351
Cloud Software Group, Inc., 9.00%, 09/30/2029(a)(b)		59,000	61,026
Cogent Communications Group LLC/Cogent Finance, Inc.
7.00%, 06/15/2027(a)(b)		209,000	208,333
6.50%, 07/01/2032(a)(b)		131,000	125,100
CoreWeave, Inc., 9.25%, 06/01/2030(a)(b)		55,000	55,535
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(a)(b)		119,000	90,453
Crescent Energy Finance LLC, 7.63%, 04/01/2032(a)(b)		71,000	68,838
Crown Americas LLC, 5.88%, 06/01/2033(a)(b)		96,000	97,294
CSC Holdings LLC, 6.50%, 02/01/2029(a)(b)		200,000	137,556
Darling Ingredients, Inc., 6.00%, 06/15/2030(a)(b)		284,000	287,038
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.63%, 03/15/2029(a)(b)		93,000	97,067
Discovery Communications LLC, 3.63%, 05/15/2030(b)		65,000	60,158
Dotdash Meredith, Inc., 7.63%, 06/15/2032(a)(b)		167,000	150,140
EnerSys, 6.63%, 01/15/2032(a)(b)		117,000	120,255
Fiesta Purchaser, Inc., 9.63%, 09/15/2032(a)(b)		105,000	112,987
Frontier Communications Holdings LLC, 5.00%, 05/01/2028(a)(b)		48,000	47,936
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/01/2029(a)(b)		200,000	207,060
Goodyear Tire & Rubber Co., 6.63%, 07/15/2030(b)		63,000	62,592
Graphic Packaging International LLC, 6.38%, 07/15/2032(a)(b)		149,000	150,956
Hess Midstream Operations LP
6.50%, 06/01/2029(a)(b)		36,000	37,303
4.25%, 02/15/2030(a)(b)		182,000	177,265
Hilcorp Energy I LP/Hilcorp Finance Co., 6.88%, 05/15/2034(a)(b)		102,000	96,900
Howard Midstream Energy Partners LLC, 6.63%, 01/15/2034(a)(b)		109,000	112,326
Hyundai Capital America, 6.38%, 04/08/2030(a)(b)		200,000	213,688
IQVIA, Inc., 6.25%, 06/01/2032(a)(b)		103,000	107,353
Iron Mountain, Inc., 4.75%, 01/15/2034(a)(b)	EUR	200,000	231,395
ITT Holdings LLC, 6.50%, 08/01/2029(a)(b)		$104,000	100,732
JH North America Holdings, Inc., 5.88%, 01/31/2031(a)(b)		76,000	77,407
	Shares or Principal Amount		Value

K Hovnanian Enterprises, Inc., 8.00%, 04/01/2031(a)(b)		$22,000	$ 22,478
Kodiak Gas Services LLC
6.50%, 10/01/2033(a)(b)		64,000	65,583
6.75%, 10/01/2035(a)(b)		34,000	35,014
Macy's Retail Holdings LLC, 7.38%, 08/01/2033(a)(b)		50,000	52,688
Magnera Corp., 7.25%, 11/15/2031(a)(b)		229,000	197,731
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)(b)		225,000	175,759
Marriott Ownership Resorts, Inc., 6.50%, 10/01/2033(a)(b)		292,000	287,915
Midcontinent Communications, 8.00%, 08/15/2032(a)(b)		91,000	92,692
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 04/01/2032(a)(b)		100,000	102,645
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 02/01/2030(a)(b)		41,000	39,782
Nabors Industries, Inc., 8.88%, 08/15/2031(a)(b)		70,000	66,520
Navient Corp., 7.88%, 06/15/2032(b)		90,000	92,981
NCL Corp. Ltd.
5.88%, 01/15/2031(a)(b)		38,000	37,982
6.25%, 09/15/2033(a)(b)		74,000	74,845
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(a)(b)		154,000	153,325
Newell Brands, Inc., 8.50%, 06/01/2028(a)(b)		108,000	110,799
Novelis Sheet Ingot GmbH, 3.38%, 04/15/2029(a)(b)	EUR	100,000	113,198
NRG Energy, Inc.
7.00%, 03/15/2033(a)(b)		$117,000	129,145
6.25%, 11/01/2034(a)(b)		89,000	91,635
OI European Group BV, 6.25%, 05/15/2028(a)(b)	EUR	100,000	118,888
Olin Corp., 6.63%, 04/01/2033(a)(b)		$137,000	135,668
Organon & Co./Organon Foreign Debt Co-Issuer BV, 6.75%, 05/15/2034(a)(b)		200,000	179,185
Panther Escrow Issuer LLC, 7.13%, 06/01/2031(a)(b)		135,000	139,519
PennyMac Financial Services, Inc., 6.88%, 05/15/2032(a)(b)		158,000	164,808
Performance Food Group, Inc., 6.13%, 09/15/2032(a)(b)		83,000	85,216
Permian Resources Operating LLC
5.88%, 07/01/2029(a)(b)		88,000	88,077
6.25%, 02/01/2033(a)(b)		111,000	112,935
Perrigo Finance Unlimited Co., 4.90%, 06/15/2030(b)		200,000	195,635
Radiology Partners, Inc., 8.50%, 07/15/2032(a)(b)		47,000	48,878
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp., 6.25%, 10/15/2030(a)(b)		113,000	113,921
Royal Caribbean Cruises Ltd.
5.63%, 09/30/2031(a)(b)		22,000	22,414
6.00%, 02/01/2033(a)(b)		92,000	94,457

16	abrdn Global Income Fund, Inc.

Portfolio of Investments   (continued)
As of October 31, 2025

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Samsonite Finco SARL, 4.38%, 02/15/2033(a)(b)(k)	EUR	100,000	$ 115,196
Sirius XM Radio LLC, 4.13%, 07/01/2030(a)(b)		$102,000	96,004
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada's Wonderland Co., 6.63%, 05/01/2032(a)(b)		60,000	60,925
Somnigroup International, Inc., 3.88%, 10/15/2031(a)(b)		106,000	97,941
Staples, Inc., 10.75%, 09/01/2029(a)(b)		98,000	94,970
Sunoco LP
7.00%, 05/01/2029(a)(b)		36,000	37,421
5.63%, 03/15/2031(a)(b)		23,000	23,015
7.25%, 05/01/2032(a)(b)		56,000	59,039
5.88%, 03/15/2034(a)(b)		31,000	30,995
Talen Energy Supply LLC
8.63%, 06/01/2030(a)(b)		124,000	131,581
6.25%, 02/01/2034(a)(b)		59,000	60,502
6.50%, 02/01/2036(a)(b)		59,000	61,106
TransDigm, Inc.
6.63%, 03/01/2032(a)(b)		252,000	260,588
6.75%, 01/31/2034(a)(b)		11,000	11,399
U.S. Foods, Inc., 5.75%, 04/15/2033(a)(b)		245,000	248,226
United Rentals North America, Inc., 6.00%, 12/15/2029(a)(b)		112,000	114,952
Univision Communications, Inc.
8.00%, 08/15/2028(a)(b)		18,000	18,530
8.50%, 07/31/2031(a)(b)		148,000	151,375
USA Compression Partners LP/USA Compression Finance Corp., 6.25%, 10/01/2033(a)(b)		115,000	115,441
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/2030(a)(b)		114,000	116,297
Venture Global LNG, Inc.
8.13%, 06/01/2028(a)(b)		90,000	92,711
VRN, (fixed rate to 09/30/2029, variable rate thereafter), 9.00%, 09/30/2029(a)(f)		93,000	86,924
8.38%, 06/01/2031(a)(b)		63,000	64,678
9.88%, 02/01/2032(a)(b)		171,000	182,654
Venture Global Plaquemines LNG LLC
7.50%, 05/01/2033(a)(b)		55,000	60,483
6.50%, 01/15/2034(a)(b)		30,000	31,424
7.75%, 05/01/2035(a)(b)		55,000	62,063
6.75%, 01/15/2036(a)(b)		30,000	31,773
Vistra Operations Co. LLC
4.38%, 05/01/2029(a)(b)		126,000	123,716
7.75%, 10/15/2031(a)(b)		71,000	75,348
Warnermedia Holdings, Inc., 5.05%, 03/15/2042(b)		70,000	56,191
Whirlpool Corp.
6.13%, 06/15/2030(b)		45,000	44,558
6.50%, 06/15/2033(b)		52,000	50,733
Total United States			12,174,921
UZBEKISTAN—0.5%
Jscb Agrobank, 9.25%, 10/02/2029(a)		200,000	217,793
	Shares or Principal Amount		Value

ZAMBIA—0.5%
First Quantum Minerals Ltd., 8.63%, 06/01/2031(a)(b)		$200,000	$ 209,459
Total Corporate Bonds			32,767,589
GOVERNMENT BONDS—49.1%
ANGOLA—1.4%
Angola Government International Bonds, 9.13%, 11/26/2049(a)		701,000	587,885
ARGENTINA—3.6%
Argentina Republic Government International Bonds
5.00%, 01/09/2038(b)(c)(g)		832,800	610,859
4.13%, 07/09/2046(b)(c)(g)(l)		1,234,237	846,686
Total Argentina			1,457,545
AUSTRALIA—1.1%
Australia Government Bonds, 2.50%, 05/21/2030	AUD	700,000	434,995
BAHRAIN—0.5%
Bahrain Government International Bonds, 6.25%, 01/25/2051(a)		$210,000	195,253
BARBADOS—0.4%
Barbados Government International Bonds, 8.00%, 06/26/2035(a)(b)(c)		175,000	182,000
BENIN—0.5%
Benin Government International Bonds, 8.38%, 01/23/2041(a)(c)		200,000	213,198
BRAZIL—3.2%
Brazil Government International Bonds, 7.13%, 01/20/2037		370,000	408,369
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	BRL	5,227,000	898,328
Total Brazil			1,306,697
CHILE—1.6%
Chile Government International Bonds, 4.34%, 03/07/2042(b)		$719,000	642,642
COLOMBIA—1.4%
Colombia TES, 9.25%, 05/28/2042	COP	2,757,800,000	576,921
DOMINICAN REPUBLIC—3.1%
Dominican Republic International Bonds
11.25%, 09/15/2035(a)(b)	DOP	19,200,000	329,089
5.88%, 01/30/2060(a)		$1,030,000	929,163
Total Dominican Republic			1,258,252
ECUADOR—0.6%
Ecuador Government International Bonds, 6.90%, 07/31/2035(a)(c)(g)(l)		323,500	247,478
EGYPT—3.6%
Egypt Government International Bonds
7.05%, 01/15/2032(a)		414,000	411,803
7.90%, 02/21/2048(a)		424,000	368,270
Egypt Treasury Bills, 21.63%, 06/02/2026	EGP	36,450,000	669,831
Total Egypt			1,449,904
EL SALVADOR—0.9%
El Salvador Government International Bonds, 9.65%, 11/21/2054(a)(b)(c)		$343,000	384,807

abrdn Global Income Fund, Inc.	17

Portfolio of Investments   (continued)
As of October 31, 2025

	Shares or Principal Amount		Value
GOVERNMENT BONDS (continued)
GHANA—0.3%
Ghana Government International Bonds
0.00%, 07/03/2026(a)(c)(d)		$6,160	$ 5,975
5.00%, 07/03/2029(a)(c)(l)		93,170	90,607
0.00%, 01/03/2030(a)(c)(d)		15,606	13,466
Total Ghana			110,048
HONDURAS—0.5%
Honduras Government International Bonds, 8.63%, 11/27/2034(a)(b)		200,000	214,300
HUNGARY—0.9%
Hungary Government Bonds, 6.75%, 10/22/2028	HUF	123,150,000	369,695
INDONESIA—3.2%
Indonesia Government International Bonds
7.75%, 01/17/2038(a)		$100,000	124,995
3.70%, 10/30/2049		935,000	726,227
Indonesia Treasury Bonds
7.00%, 09/15/2030	IDR	341,000,000	21,746
7.50%, 04/15/2040		6,535,000,000	431,671
Total Indonesia			1,304,639
IVORY COAST—1.1%
Ivory Coast Government International Bonds, 6.63%, 03/22/2048(a)(c)	EUR	444,000	458,758
JORDAN—0.8%
Jordan Government International Bonds, 7.50%, 01/13/2029(a)		$324,000	343,350
KENYA—0.9%
Republic of Kenya Government International Bonds, 8.25%, 02/28/2048(a)		422,000	385,909
KYRGYZSTAN—0.5%
Kyrgyz Republic International Bonds, 7.75%, 06/03/2030(a)		200,000	201,314
MALAYSIA—2.4%
Malaysia Government Bonds
4.23%, 06/30/2031	MYR	1,100,000	274,144
3.83%, 07/05/2034		800,000	194,719
3.76%, 05/22/2040		1,000,000	238,742
4.07%, 06/15/2050		1,100,000	264,705
Total Malaysia			972,310
MEXICO—0.6%
Mexico Bonos, 7.75%, 11/13/2042	MXN	5,145,500	238,787
NIGERIA—1.0%
Nigeria Government International Bonds, 7.63%, 11/28/2047(a)		$435,000	386,721
OMAN—4.0%
Oman Government International Bonds, 7.00%, 01/25/2051(a)		1,400,000	1,615,022
PERU—3.1%
Peru Government International Bonds, 6.90%, 08/12/2037(a)	PEN	4,138,000	1,279,290
POLAND—1.0%
Republic of Poland Government Bonds, 1.75%, 04/25/2032	PLN	1,894,000	423,662
Shares or Principal Amount			Value

SOUTH AFRICA—3.1%
Republic of South Africa Government Bonds, 8.75%, 01/31/2044	ZAR	8,279,700	$ 427,230
Republic of South Africa Government International Bonds
7.10%, 11/19/2036(a)		$400,000	430,185
5.00%, 10/12/2046		516,000	404,194
Total South Africa			1,261,609
TURKEY—2.2%
Istanbul Metropolitan Municipality, 10.50%, 12/06/2028(a)(b)		200,000	219,148
Turkiye Government Bonds, 10.28%, 09/15/2027	TRY	21,935,400	347,478
Turkiye Government International Bonds, 9.38%, 01/19/2033		$271,000	315,778
Total Turkey			882,404
UZBEKISTAN—1.2%
National Bank of Uzbekistan, 8.50%, 07/05/2029(a)(b)		200,000	214,095
Uzbekneftegaz JSC, 8.75%, 05/07/2030(a)		249,000	265,437
Total Uzbekistan			479,532
ZAMBIA—0.4%
Zambia Government International Bonds, 5.75%, 06/30/2033(a)(c)(l)		182,916	175,583
Total Government Bonds			20,040,510
COMMON STOCKS—0.0%
FRANCE—0.0%
Luxco Co. Ltd.(j)(m)		517	6,406
Total Common Stocks			6,406
WARRANTS—0.0%
BRAZIL—0.0%
OAS SA(b)(i)(j)(m)		61,465	–
UNITED STATES—0.0%
OAS Restructuring BVI Ltd.(b)(j)(m)		73,666	–
Total Warrants			–
SHORT-TERM INVESTMENTS—8.5%
MONEY MARKET FUNDS—6.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.01%(n)		2,601,871	2,601,871
Total Money Market Funds			2,601,871
U.S. TREASURIES—2.2%
U.S. Treasury Bills, 3.85%, 12/26/2025		700,000	695,970
U.S. Treasury Notes, 4.25%, 12/31/2025		191,600	191,707
Total U.S. Treasuries			887,677
Total Short-Term Investments			3,489,548
Total Investments (Cost $55,679,995)(o)—137.8%			56,304,053
Long Term Debt Securities			(16,800,000)
Other Assets in Excess of Liabilities—3.3%			1,346,121
Net Assets—100.0%			$40,850,174

18	abrdn Global Income Fund, Inc.

Portfolio of Investments   (continued)
As of October 31, 2025

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Sinkable security.
(d)	Zero coupon bond.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Perpetual maturity. Maturity date presented represents the next call date.
(g)	Variable or Floating Rate security. Rate disclosed is as of October 31, 2025.
(h)	Security is in default.
(i)	The Fund’s investment manager has deemed this security to be illiquid based upon procedures approved by the Board of Directors. Illiquid securities held by the Fund represent 1.4% of net assets as of October 31, 2025.
(j)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(k)	All or a portion of the security has been designated as collateral for when issued trading. When-issued trading is trading in securities that have been authorized but not yet been issued.
(l)	Step bond. Rate disclosed is as of October 31, 2025.
(m)	Non-income producing security.
(n)	The rate shown is the 7 day yield as of October 31, 2025.
(o)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
DOP	Dominican Republic Peso
EGP	Egyptian Pound
EUR	Euro Currency
FRN	Floating Rate Note
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PIK	Payment-In-Kind
PLC	Public Limited Company
PLN	Polish Zloty
SGD	Singapore Dollar
TRY	Turkish Lira
USD	U.S. Dollar
VRN	Variable Rate Note
ZAR	South African Rand

As of October 31, 2025, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
11/25/2025	UBS AG	AUD	5,450,729	USD	3,514,537	$3,567,271	$52,734
Euro/United States Dollar
11/13/2025	Citibank N.A.	EUR	104,287	USD	121,494	120,267	(1,227)
11/13/2025	HSBC Bank PLC	EUR	116,634	USD	135,543	134,506	(1,037)
Singapore Dollar/United States Dollar
11/28/2025	Standard Chartered Bank	SGD	3,683,897	USD	2,880,369	2,835,618	(44,751)
Total						$6,657,662	$5,719

Sale Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
11/13/2025	UBS AG	USD	1,642,906	GBP	1,224,557	$1,608,725	$34,181
United States Dollar/Euro
11/13/2025	Deutsche Bank AG	USD	4,500,085	EUR	3,862,837	4,454,723	45,362
11/13/2025	UBS AG	USD	115,767	EUR	100,000	115,323	444
United States Dollar/Indonesian Rupiah
01/23/2026	Royal Bank of Canada	USD	172,988	IDR	2,881,961,000	173,033	(45)
United States Dollar/Polish Zloty
11/13/2025	Morgan Stanley & Co.	USD	362,504	PLN	1,326,000	359,039	3,465
Total						$6,710,843	$83,407
Unrealized appreciation on forward foreign currency exchange contracts							$136,186
Unrealized depreciation on forward foreign currency exchange contracts							$(47,060)

*	Certain contracts with different trade dates and like characteristics have been shown net.

abrdn Global Income Fund, Inc.	19

Portfolio of Investments   (concluded)
As of October 31, 2025

As of October 31, 2025, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Paid Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
USD	7,350,000	03/17/2033	Morgan Stanley	Receive	1-day SOFR	3.38%	Annually	$-	$115,521	$115,521
USD	4,700,000	08/23/2029	Morgan Stanley	Receive	1-day SOFR	3.40%	Annually	(33)	2,033	2,066
USD	5,000,000	03/17/2032	Morgan Stanley	Receive	1-day SOFR	3.40%	Annually	-	50,133	50,133
								$(33)	$167,687	$167,720
USD	250,000	03/17/2032	Morgan Stanley	Pay	1-day SOFR	3.40%	Annually	(801)	(2,511)	(1,710)
								$(801)	$(2,511)	$(1,710)
								$(834)	$165,176	$166,010

See accompanying Notes to Financial Statements.
20	abrdn Global Income Fund, Inc.

Statement of Assets and Liabilities
As of October 31, 2025

Assets
Investments, at value (cost $52,190,606)	$ 52,814,505
Short-term investments, at value (cost $3,489,389)	3,489,548
Foreign currency, at value (cost $17,017)	16,823
Cash	124,091
Cash at broker for interest rate swaps	540,318
Receivable for investments sold	241,472
Interest and dividends receivable	944,552
Unrealized appreciation on forward foreign currency exchange contracts	136,186
Variation margin receivable for centrally cleared swaps	5,911
Prepaid expenses in connection with revolving credit facility	2,169
Prepaid expenses	9,678
Total assets	58,325,253
Liabilities
Revolving Credit Facility payable (Note 7)	16,800,000
Payable for investments purchased	315,265
Cash collateral due to broker	135,410
Director fees payable	58,917
Unrealized depreciation on forward foreign currency exchange contracts	47,060
Investment management fees payable (Note 3)	36,419
Investor relations fees payable (Note 3)	7,879
Administration fees payable (Note 3)	7,004
Deferred foreign capital gains tax (Note 2j)	2,982
Interest payable on Revolving Credit Facility	2,575
Other accrued expenses	61,568
Total liabilities	17,475,079

Net Assets	$40,850,174
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 13,477
Paid-in capital in excess of par	54,010,081
Accumulated loss	(13,173,384)
Net Assets	$40,850,174
Net asset value per share based on 13,476,542 shares issued and outstanding	$3.03

See accompanying Notes to Financial Statements.
abrdn Global Income Fund, Inc.	21

Statement of Operations
For the Year Ended October 31, 2025

Net Investment Income
Investment Income:
Interest and amortization/accretion of discount and premium and other income (net of foreign withholding taxes of $44,032)	$ 4,809,511
Total investment income	4,809,511
Expenses:
Investment management fee (Note 3)	409,099
Directors' fees and expenses	232,405
Independent auditors’ fees and tax expenses	99,994
Administration fee (Note 3)	78,673
Investor relations fees and expenses (Note 3)	49,828
Reports to shareholders and proxy solicitation	45,519
Custodian’s fees and expenses	35,313
Transfer agent’s fees and expenses	24,439
Bank loan fees and expenses	23,595
Legal fees and expenses	10,251
Insurance expense	10,085
Miscellaneous	49,356
Total operating expenses, excluding interest expense	1,068,557
Interest expense (Note 7)	1,082,140
Total operating expenses before reimbursed/waived expenses	2,150,697
Less: Investor relations fee waiver (Note 3)	(27,952)
Net expenses	2,122,745

Net Investment Income	2,686,766
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments (Note 2j)	(676,083)
Interest rate swaps	406,813
Forward foreign currency exchange contracts	(697,591)
Foreign currency transactions	(142,337)
(1,109,198)
Net change in unrealized appreciation/depreciation on:
Investments (including change in deferred foreign capital gains tax of $2,044) (Note 2j)	2,409,985
Interest rate swaps	(535,551)
Forward foreign currency exchange contracts	115,540
Foreign currency translation	605,845
2,595,819
Net realized and unrealized gain from investments, interest rate swaps, forward foreign currency exchange and foreign currencies	1,486,621
Change in Net Assets Resulting from Operations	$4,173,387

See accompanying Notes to Financial Statements.
22	abrdn Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$2,686,766	$2,686,457
Net realized loss from investments, interest rate swaps, forward foreign currency exchange contracts and foreign currency transactions	(1,109,198)	(1,113,835)
Net change in unrealized appreciation on investments, interest rate swaps, forward foreign currency exchange and foreign currency translations	2,595,819	7,070,897
Net increase in net assets resulting from operations	4,173,387	8,643,519
Distributions to Shareholders From:
Distributable earnings	(2,501,039)	(2,813,188)
Return of capital	(8,802,689)	(8,452,965)
Net decrease in net assets from distributions	(11,303,728)	(11,266,153)
Reinvestment of dividends resulting in the issuance of 42,092 and 42,370 shares of common stock, respectively	246,340	228,650
Change in net assets	(6,884,001)	(2,393,984)
Net Assets:
Beginning of year	47,734,175	50,128,159
End of year	$40,850,174	$47,734,175

See accompanying Notes to Financial Statements.
abrdn Global Income Fund, Inc.	23

Statement of Cash Flows
For the Year Ended  October 31, 2025

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 4,173,387
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(21,096,932)
Investments sold and principal repayments	37,222,850
Net change in short-term investments, excluding foreign government bonds	(1,936,491)
Net amortization/accretion of premium/(discount)	(516,524)
Net payment-in-kind interest income	(88,255)
Increase in cash due to broker	135,410
Decrease in interest, dividends and other receivables	259,169
Net change in unrealized appreciation on forward foreign currency exchange contracts	(115,540)
Increase in prepaid expenses	(6,767)
Decrease in interest payable on Revolving Credit Facility	(4,982)
Decrease in accrued investment management fees payable	(6,474)
Increase in other accrued expenses	68,546
Net change in unrealized appreciation of investments	(2,409,985)
Net change in unrealized appreciation on foreign currency translation	(605,845)
Net realized loss on investments transactions	676,083
Net cash provided by operating activities	15,747,650
Cash flows from financing activities:
Repayment of Revolving Credit Facility	(5,250,000)
Distributions paid to shareholders	(11,036,205)
Decrease in variation margin for swap contracts	11,595
Net cash used in financing activities	(16,274,610)
Effect of exchange rate on cash	1,646
Net change in cash	(525,314)
Unrestricted and restricted cash and foreign currency, beginning of year	1,206,546
Unrestricted and restricted cash and foreign currency, end of year	$681,232
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$1,087,122
See accompanying Notes to Financial Statements.
24	abrdn Global Income Fund, Inc.

Statement of Cash Flows    (concluded)
For the Year Ended  October 31, 2025

Reconciliation of unrestricted and restricted cash to the statement of assets and liabilities
Year Ended October 31, 2025
Cash	$ 124,091
Foreign currency, at value	16,823
Cash at broker for interest rate swaps	540,318
$681,232

See accompanying Notes to Financial Statements.
abrdn Global Income Fund, Inc.	25

Financial Highlights

	For the Fiscal Years Ended October 31,
	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year	$3.55	$3.74	$3.98	$6.28	$6.55
Net investment income(a)	0.20	0.20	0.19	0.25	0.31
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.12	0.45	0.24	(1.92)	0.22
Total from investment operations applicable to common shareholders	0.32	0.65	0.43	(1.67)	0.53
Distributions to common shareholders from:
Net investment income	(0.19)	(0.21)	(0.19)	(0.10)	(0.21)
Return of capital	(0.65)	(0.63)	(0.65)	(0.74)	(0.63)
Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Capital Share Transactions:
Impact of shelf offering	–	–	0.17	0.21	0.04
Net asset value per common share, end of year	$3.03	$3.55	$3.74	$3.98	$6.28
Market price, end of year	$2.92	$5.84	$6.09	$4.50	$8.35
Total Investment Return Based on(b):
Market price	(40.98%)	12.07%	58.66%	(37.38%)	36.38%
Net asset value	0.75%(c)	10.93%(c)	10.17%	(26.36%)	6.49%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$40,850	$47,734	$50,128	$43,778	$55,666
Average net assets applicable to common shareholders (000 omitted)	$43,731	$50,816	$51,781	$48,635	$58,918
Gross operating expenses, excluding fee waivers	4.92%	5.31%	4.59%	3.18%	2.66%
Net operating expenses, net of fee waivers	4.85%	5.28%	4.53%	3.11%	2.62%
Net operating expenses, excluding interest expense, net of fee waivers	2.38%	2.50%	2.38%	2.25%	2.19%
Net Investment income	6.14%	5.29%	4.70%	5.06%	4.57%
Portfolio turnover	31%	34%	35%	39%	44%
Senior securities:
Revolving Credit Facility outstanding (000 omitted)	$16,800	$22,050	$20,350	$17,350	$21,900
Asset coverage per $1000 on senior securities at year end(d)	$3,432	$3,165	$3,463	$3,523	$3,542

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Asset coverage per $1,000 is calculated by dividing total assets (less all liabilities and indebtedness not represented by senior securities) by the amount of the Revolving Credit Facility and then multiplying by $1,000.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
26	abrdn Global Income Fund, Inc.

Notes to Financial Statements
October 31, 2025

1.  Organization
abrdn Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission (the "SEC"), the Fund's classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund's Board of Directors (the "Board") upon 60 days prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries and/or regions contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2025, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, United Kingdom and the United States. New Zealand was added to the FTSE World Government Bond Index in November 2022. "Investment Grade Developing Markets" are those countries and /or regions that are not Developed Markets, and whose sovereign debt is rated not less than Baa3 by Moody's Investor Services ("Moody's") or BBB- by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another appropriate nationally or internationally recognized rating agency. As of October 31, 2025, "Investment Grade Developing Markets" are comprised of the following countries and/or regions: Andorra, Aruba,  Bermuda, Botswana, Bulgaria, Cayman Islands, Chile, Colombia, Croatia, Curacao, Cyprus, Czech Republic, Denmark, Estonia, Hungary, Iceland, India, Indonesia, Isle of Man, Jersey, Kazakhstan, Republic of Korea (South Korea), Kuwait, Latvia, Liechtenstein, Lithuania, Luxembourg, Macao, Malta, Mauritius, Montserrat, Panama, Peru, Philippines, Portugal, Qatar, Romania, Saudi Arabia, Slovakia, Slovenia, Switzerland, Taiwan, Thailand, Trinidad & Tobago, United Arab Emirates (U.A.E.), and Uruguay. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade
Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as “junk bonds”). Below investment grade securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that

abrdn Global Income Fund, Inc.	27

Notes to Financial Statements  (continued)
October 31, 2025

classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value ("NAV") as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund  sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

28	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2025

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$–	$–	$6,406	$6,406
Corporate Bonds	–	32,767,589	–	32,767,589
Government Bonds	–	20,040,510	–	20,040,510
Warrants	–	–	–	–
Short-Term Investments	2,601,871	887,677	–	3,489,548
Total Investments	$2,601,871	$53,695,776	$6,406	$56,304,053
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$167,720	$–	$167,720
Foreign Currency Exchange Contracts	–	136,186	–	136,186
Total Other Financial Instruments	–	303,906	–	303,906
Total Investment Assets	$2,601,871	$53,999,682	$6,406	$56,607,959
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(1,710)	$–	$(1,710)
Foreign Currency Exchange Contracts	–	(47,060)	–	(47,060)
Total Investment Liabilities	$–	$(48,770)	$–	$(48,770)
Amounts listed as “–” are $0 or round to $0.
During the fiscal year ended October 31, 2025, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the fiscal year in relation to net assets were not significant (0.02% of total net assets) and accordingly, a reconciliation of Level 3 assets for the fiscal year ended October 31, 2025 is not presented.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:

abrdn Global Income Fund, Inc.	29

Notes to Financial Statements  (continued)
October 31, 2025

(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period. The effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reported period is reported in the accompanying Statement of Cash Flows within the investments sold and principal repayments caption.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2025, the Fund used forward contracts to hedge its currency exposure.
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

30	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2025

Swaps:
A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.
Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.
Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.
Interest Rate Swaps:
The Fund may use interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2025:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$136,186	$136,186
Swap Contracts	167,720	–	167,720
Total	$167,720	$136,186	$303,906
abrdn Global Income Fund, Inc.	31

Notes to Financial Statements  (continued)
October 31, 2025

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Total
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$47,060	$47,060
Swap Contracts	1,710	–	1,710
Total	$1,710	$47,060	$48,770
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2025 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Foreign Currency Exchange Contracts(3)
Citibank N.A.	$–	$–	$–	$–	$1,227	$–	$–	$1,227
Deutsche Bank AG	45,362	–	–	45,362	–	–	–	–
HSBC Bank PLC	–	–	–	–	1,037	–	–	1,037
Morgan Stanley & Co.	3,465	–	–	3,465	–	–	–	–
Royal Bank of Canada	–	–	–	–	45	–	–	45
Standard Chartered Bank	–	–	–	–	44,751	–	–	44,751
UBS AG	87,359	–	–	87,359	–	–	–	–
Amounts listed as “–” are $0 or round to $0.
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
32	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2025

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2025:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Total

Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$–	$(697,591)	$(697,591)
Swap Contracts	406,813	–	406,813
Total	$406,813	$(697,591)	$(290,778)
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$–	$115,540	$115,540
Swap Contracts	(535,551)	–	(535,551)
Total	$(535,551)	$115,540	$(420,011)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2025. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2025.
Derivative	Average Monthly Notional Value
Swap Contracts at Notional Amount	$24,008,333
Foreign Currency Contracts Purchased	$7,376,375
Foreign Currency Contracts Sold	$9,669,190
f.  Bank Loans:
The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.
See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.
g.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.
h.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary,

abrdn Global Income Fund, Inc.	33

Notes to Financial Statements  (continued)
October 31, 2025

on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
i.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2025 are subject to such review.
j.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under U.S. GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any,  is reported on the Statement of Assets and Liabilities.
k.  Payment-In-Kind:
The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind ("PIK") the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.
3.  Agreements and Transactions with Affiliates
Investment Manager, Investment Sub-Adviser and Fund Administrator:
abrdn Asia serves as the Investment Manager to the Fund, pursuant to a management agreement (the “Management Agreement”). abrdn Investments Limited (the "Sub-Adviser") serves as the sub-adviser, pursuant to a sub-advisory agreement. The Investment Manager and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of Aberdeen Group plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.
The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Sub-Adviser is paid by the Investment Manager, not the Fund.
The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.
For the fiscal year ended October 31, 2025, the Fund paid the Investment Manager $409,099.
abrdn Inc., an affiliate of the Advisers, is the Fund’s administrator, pursuant to an agreement under which abrdn Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2025, abrdn Inc. earned $78,673 from the Fund for administration services.
Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the

34	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2025

fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
During the fiscal year ended October 31, 2025, the Fund incurred investor relations fees of approximately $49,828. For the fiscal year ended October 31, 2025, abrdn Inc. bore $27,952 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2025, were $18,199,816 and $34,195,073, respectively.
5.  Capital
The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the fiscal year ended October 31, 2025, the Fund reinvested 42,092 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of October 31, 2025, there were 13,476,542 shares of common stock issued and outstanding.
6.  Open Market Repurchase Policy
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding shares of common stock, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the fiscal year ended October 31, 2025, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter. Under the terms of the Program, the Fund is permitted to repurchase during each 12-month period ended October 31 up to 12% of its outstanding shares of common stock outstanding as of October 31 of the prior year.
7.  Credit Facility
The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.
The Fund’s $25,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 1-year term on February 26, 2025 (“Revolving Credit Facility”) to extend the scheduled commitment termination date to February 24, 2026. As of October 31, 2025, the balance of the loan outstanding was $16,800,000. For the fiscal year ended October 31, 2025 the average interest rate on the loan facility was 5.56% and the average balance was $19,169,863. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.
The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and could involve penalties. Additionally, such liquidations often involve selling off portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2025, the Fund incurred expenses of approximately $23,595.

abrdn Global Income Fund, Inc.	35

Notes to Financial Statements  (continued)
October 31, 2025

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.
8.  Portfolio Investment Risks
a.  Bank Loan Risk:
There are some risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Additionally, in certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself and common law fraud protections under applicable state law.
b.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the actual or perceived financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health issues like pandemics or epidemics, and other circumstances in one country or region could have profound impacts on global economies or markets.
c.  Emerging Markets Risk:
The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below). Additional risks associated with investing in emerging markets include, among other things, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, and the nationalization of foreign deposits or assets.
d.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
e.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
f.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated

36	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2025

securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund may be subject to a greater interest rate risk due to a changing interest rate environment and the effect of potential government monetary and fiscal policy initiatives and resulting market reaction to those initiatives.
Changes in interest rates or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its holdings.
g.  Risk Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2025, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$55,692,433	$3,747,005	$(2,880,249)	$866,756
The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 was as follows:
	October 31, 2025	October 31, 2024
Distributions paid from:
Ordinary Income	$2,501,039	$2,813,188
Return of Capital	8,802,689	8,452,965
Total tax character of distributions	$11,303,728	$11,266,153
abrdn Global Income Fund, Inc.	37

Notes to Financial Statements  (continued)
October 31, 2025

As of October 31, 2025, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Accumulated Capital and Other Losses	$(455,306)
Capital loss carryforward	$(13,476,175)*
Other currency gains	-
Other Temporary Differences	(106,136)
Unrealized Appreciation/(Depreciation)	864,233**
Total accumulated earnings/(losses) – net	$(13,173,384)
Amounts listed as “–” are $0 or round to $0.
*	On October 31, 2025, the Fund had a net capital loss carryforward of $(13,476,175) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$389,758	Unlimited (Short—Term)
13,086,417	Unlimited (Long—Term)
**The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the tax deferral of wash sales and the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts.
11.  Segment Reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted disclosures only and did not affect the Fund's financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources. The Chief Financial Officer of the Fund acts as the Fund's CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund's asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund's portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements. Segment assets are reflected on the Fund's Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
12.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund's financial statements.
13.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2025, other than as noted below.
On November 11, 2025 and December 9, 2025, the Fund announced that it will pay on November 28, 2025 and January 12, 2026, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of November 21, 2025 and December 31, 2025, respectively.

38	abrdn Global Income Fund, Inc.

Notes to Financial Statements  (concluded)
October 31, 2025

On December 12, 2025, the Fund announced the record date for the shareholder meeting to consider the proposed reorganization into abrdn Asia-Pacific Income Fund, Inc. (NYSE American: FAX) (the
“Reorganization”). FCO shareholders of record as of December 12, 2025 will be asked to vote on the Reorganization at a special shareholder meeting currently targeted for March 12, 2026.

abrdn Global Income Fund, Inc.	39

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Directors
abrdn Global Income Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn Global Income Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
December 26, 2025
40	abrdn Global Income Fund, Inc.

Federal Tax Information: Dividends and Distributions  (Unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended December 31, 2025. In February 2026, shareholders will receive Form 1099-DIV. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.
abrdn Global Income Fund, Inc.	41

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on May 28, 2025. The description of each proposal and corresponding number of shares voted at the meeting are as follows:
To elect one Class III Director to the Board of Directors:
	Votes For	Votes Against/ Withheld	Votes Abstained
Radhika Ajmera	7,959,965	92,662	162,772
To approve the continuation of the term for one Director under the Corporate Governance Policies:
	Votes For	Votes Against/ Withheld	Votes Abstained
P. Gerald Malone	7,926,164	150,309	138,926
Summary of Board Considerations in Approving the Investment Management and Sub-Advisory Agreements
At a regularly scheduled meeting (the “Meeting”) of the Board of Directors (the “Board”) of abrdn Global Income Fund, Inc. (“FCO” or the “Fund”) held on June 11, 2025, the Board, including those Directors (the “Independent Directors”) who are not “interested persons” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund, approved the continuation of the investment management agreement (the “Management Agreement”) between abrdn Asia Limited (the “Investment Manager”) and the Fund, and of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Advisory Agreements”) among the Fund, the Investment Manager and abrdn Investments Limited (the “Sub-Adviser” and, together with the Investment Manager, the “Advisers”).  In connection with their consideration of whether to approve the continuation of the Advisory Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements, and the Advisers. The information provided to the Board members included (but was not limited to) comparative performance, fee and expense information (as well as information on the limitations of such comparable data) of a peer group of funds based on the Fund’s Morningstar Category (the “Peer Funds”), as selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information. The Peer Funds presented for fee and expense data comparison consisted of a sub-set of the Morningstar Category and other industry peer funds as determined independently by ISS, and the Peer Funds presented for the performance data comparison consisted of the Fund’s Morningstar category, as determined by ISS. The Board also received information regarding relevant benchmark indices and information regarding the nature, extent and quality of services provided by the Advisers under the Advisory Agreements.
The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Fund, the performance of the Peer Funds, comparable funds, if any, and the Fund’s performance benchmark; (ii) reports prepared by the Advisers in response to requests submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; (iii) information on the Fund’s management fee and other expenses, including information comparing the Fund’s expenses to the Peer Funds, comparable funds, if any, and information about applicable fee “breakpoints” in the Fund’s fee structure and expense limitations, if any; (iv) information regarding the Investment Manager’s revenues and costs of providing services to the Fund and any compensation paid to affiliates of the Investment Manager; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering the approval of the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law.
The Independent Directors met with representatives of the Advisers and separately in executive session with independent legal counsel on June 11, 2025 to discuss the continuation of the Advisory Agreements. The Independent Directors also met with representatives of the Advisers and separately in executive session with independent legal counsel on June 2, 2025 to discuss the materials provided to the Board by the Advisers in response to a request for information sent to them by the Independent Directors’ independent legal counsel.
In evaluating whether to renew the Advisory Agreements for the Fund, the Board considered numerous factors, including: (i) the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements; (ii) the costs of services provided to the Fund and the profits realized by the Investment Manager (and its affiliates) from the relationship with the Fund; (iii) the Fund’s total expense ratio as well as the management fees paid by the Fund pursuant to the Advisory Agreements relative to the total expense ratios of and the management fees charged to the Peer Funds and comparable accounts, if any; (iv) the investment performance of the Fund relative to that of its benchmark index as well as the performance of the Peer Funds and comparable funds, if any; (v) any additional benefits (such as soft dollars, if any) received by the Advisers or their affiliates; (vi) the extent to which economies of scale are being realized by shareholders and will be realized as the Fund’s assets increase; (vii) the Advisers’ compliance programs; and (viii) any other considerations deemed relevant by the Board. The Independent Directors also discussed
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Supplemental Information (Unaudited)  (continued)

the Advisory Agreements in an executive session with independent legal counsel at which no representatives of the Advisers were present. No single factor reviewed by the Board was identified as the principal factor in determining whether to renew the Advisory Agreements, and individual Directors may have given different weight to various factors.
The discussion immediately below outlines in greater detail certain of the materials and information presented to the Board by the Advisers in connection with the Board’s consideration and approval of the continuation of the Advisory Agreements, and the conclusions made by the Board at the Meeting when determining to renew the Advisory Agreements.
The Nature, Extent and Quality of Services Provided to the Fund under the Advisory Agreements
The Directors considered the nature, extent and quality of services provided by the Advisers to the Fund.  They reviewed information about the resources dedicated to the Fund by the Advisers and their affiliates.  Among other things, the Board reviewed and discussed the background and experience of the Advisers’ senior management personnel who serviced the Fund and the qualifications, background and responsibilities of the portfolio managers primarily responsible for providing day-to-day portfolio management services for the Fund. The Directors also considered the financial condition of the Advisers and the Advisers’ ability to provide quality service to the Fund.  Management representatives reported to the Board and responded to questions on, among other things, the Advisers’ business plans and any current or proposed organizational changes.  The Directors also took into account the Advisers’ experience as asset managers and considered information regarding the Advisers’ compliance with applicable laws and Securities and Exchange Commission (“SEC”) and other regulatory agency inquiries or audits of the Fund, the Advisers and/or their affiliates.  The Board considered reports from the Advisers on risk management processes.  The Board noted that it received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and information concerning the Advisers’ brokerage policies and practices. The Directors also noted that the Advisers had provided information and periodic reporting, including updates on their management of the Fund and the quality of their performance, and had discussed these matters with the Directors at meetings held regularly throughout the preceding year.
Based on the totality of the information considered, the Board concluded that the nature, extent and quality of the Advisers’ services provided to the Fund were of high quality, and that the Advisers have provided and could reasonably be expected to continue to provide these services on an ongoing basis based on their experience, operations and resources.
The Costs of Services Provided and Profits Realized by the Advisers and their Affiliates from their Relationships with the Fund
The Board reviewed information compiled by ISS that compared the effective annual management fee rate with the fees paid by its Peer Funds. The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Directors also considered information from management about the fees charged by the Investment Manager to other clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Advisers’ fees, including the amount of the management fees retained by the Investment Manager after payment of the sub-advisory fees, and the services provided by the Investment Manager that are different from those of the Sub-Adviser. The Board considered that the compensation paid to the Sub-Adviser was paid by the Investment Manager and, accordingly, that the retention of the Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts. In evaluating the Fund’s management fees, the Board took into account the regulatory regimes, fund structure, level of services, complexity and quality of the investment management of the Fund.
In addition to the foregoing, the Board considered the Fund’s fees and expenses relative to the fees and expenses of the Peer Funds, as well as management’s discussion of the limitations of such comparable data given differences between the Fund and the Peer Funds presented. The Peer Fund information showed that the Fund’s net management fee was below the median of the Peer Funds but that the Fund’s total net expenses, exclusive of investment-related expenses, were above the median of the Peer Funds. The Board also reviewed the profitability of the investment advisory relationship with the Fund to the Investment Manager. The Board concluded that the Fund’s fees and expenses, as well as the Investment Manager’s profitability, were reasonable in light of the nature, extent and quality of services provided.
Investment Performance of the Fund
The Board received and reviewed with the Fund’s management, among other performance data, information that compared the Fund’s return over various time periods with those of comparable investment companies and discussed this information and other related performance data with management. The Board received and considered information comparing the Fund’s performance to the performance of the Fund’s Peer Funds, including information on the limitations of such comparable data given differences between the Fund and the Peer Funds presented.
In addition, the Board received and reviewed information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark. The Directors considered management’s discussion of the factors contributing to differences in performance between the Fund, its Peer Funds, other abrdn strategies, as applicable, and the Fund’s benchmark, including (but not limited to) differences in the investment strategies, restrictions and risks of the Peer Funds which limited comparability and distinguishing features of the Fund relative to the benchmark and other abrdn strategies. Additionally, the Board considered information about the Fund’s discount/premium ranking relative to its Peer Funds and the
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Supplemental Information (Unaudited)  (concluded)

Advisers’ discussion of the Fund’s performance. The Directors noted that the Fund underperformed its benchmark and the average of the Peer Funds for the 1- and 10-year periods ended March 31, 2025, but outperformed its benchmark and the average of the Peer Funds for the 3- and 5-year periods ended March 31, 2025. The Board considered the Advisers’ discussion of Fund performance, among other factors, in determining to continue the Advisory Agreements.
Direct and Indirect Benefits
The Board then considered whether or the extent to which the Advisers derive any direct, ancillary or indirect benefits, such as reputational benefits, that could accrue to the Advisers or their affiliates from the Fund’s operations as a result of the Advisers’ relationship with the Fund. The Board recognized the services provided to the Fund by affiliates of the Investment Manager and the related compensation paid by the Fund for those services. Based on the totality of the information considered, the Board concluded that any benefits accruing to the Advisers and their affiliates by virtue of their relationship with the Fund appeared to be reasonable.
Economies of Scale
The Board next considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable and reflected the sharing of economies of scale between the Fund and the Advisers as the Fund’s assets increased.  The Board based its determination on various factors, including how the Fund’s management fee compared relative to Peer Funds at higher asset levels and that the Fund’s management fee schedule provides breakpoints. The Board also considered that the Fund benefits from being part of a larger Fund complex. The Board concluded that the economies of scale shared with the Fund were reasonable.
* * *
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information the Directors deemed relevant in the exercise of their individual reasonable business judgment, the Board, including the Independent Directors, with the assistance of fund counsel and independent legal counsel to the Independent Directors, unanimously determined that  the fees charged pursuant to the Advisory Agreements were fair and reasonable and approved the continuation of the Advisory Agreements.
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Additional Information Regarding the Fund (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal year ended October 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.
INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
The Fund's principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives may not be changed without the approval of the holders of a majority of the outstanding voting securities.
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. If the Fund changes its 80% policy, it will notify shareholders at least 60 days before the change and the name of the Fund may need to be changed.
Under normal circumstances, at least 60% of the Fund's total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country.
The following will be deemed to be "issuers in" a particular market:
•	governmental entities of the particular country;
•	banks, companies and other entities which are located in the particular country;
•	banks, companies and other entities which are organized under the laws of the particular country;
•	banks, companies and other entities for which the principal securities trading market is in the particular country;
•	entities which, although not located in the particular country, derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; and
•	wholly-owned subsidiaries of an entity whose principal place of business is located in the particular country, provided that the debt securities are guaranteed by a parent entity whose principal place of business is located in the particular country.
The Fund may also consider, among other criteria, the currency that securities are denominated in, or linked to, in determining whether the issuer of such securities is deemed to be an "issuer in" a particular market.
"Developed Markets" are those countries and/or regions contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2025, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, Spain, Sweden, United Kingdom and the United States. Portugal was added to the FTSE World Government Bond Index in November 2025.
"Investment Grade Developing Markets" are those countries and /or regions that are not Developed Markets, and whose sovereign debt is rated not less than Baa3 by Moody's Investors Service, Inc. ("Moody's"), BBB- by S&P Global Ratings ("S& P") or BBB- by Fitch Ratings, Inc. (“Fitch”) (or comparably rated by another appropriate nationally or internationally recognized statistical rating organization, or, if unrated, determined by the Investment Manager or Sub-Adviser to be of comparable credit quality). As of October 31, 2025, "Investment Grade Developing Markets" are comprised of the following countries and/or regions: Andorra, Aruba,  Bermuda, Botswana, Bulgaria, Cayman Islands, Chile, Colombia, Croatia, Curacao, Cyprus, Czech Republic, Estonia, Hungary, Iceland, India, Indonesia, Isle of Man, Jersey, Kazakhstan, Republic of Korea (South Korea), Kuwait, Latvia, Liechtenstein, Lithuania, Luxembourg, Macao, Malta, Mauritius, Montserrat, Oman, Panama, Peru, Philippines, Qatar, Romania, Saudi Arabia, Slovakia, Slovenia, Switzerland, Taiwan, Thailand, Trinidad & Tobago, United Arab Emirates (U.A.E.), and Uruguay. Portugal was added to the FTSE World Government Bond Index in November 2025, and is therefore no longer an Investment Grade Developing Market.
"Sub-Investment Grade Developing Markets" are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as "Developing Markets").
While the credit quality of a market is reviewed at the time of the Fund's investment in that market, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

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Additional Information Regarding the Fund (Unaudited)   (continued)

The Fund will invest in debt securities that are economically tied to a number of countries throughout the world and will, under normal circumstances, be invested in three or more different non-U.S. countries. The maximum exposure to issuers in any one Developed Market is up to 25% of the Fund's total assets; provided, however, that no more than 40% may be invested in issuers in the U.S. The maximum exposure to issuers in any one Investment Grade Developing Market is up to 20% of the Fund's total assets. The maximum exposure to issuers in any one Sub-Investment Grade Developing Market is up to 15% of the Fund's total assets. Such exposure limits are applied at the time of investment, although classification of a market or an issuer in a market may be amended by the Investment Manager as ratings and/or circumstances change over time.
The maximum exposure to the currency of any one Developed Market is up to 25% of the Fund's total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 20% of the Fund's total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund's total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.
Up to 75% of the Fund's investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody's, BBB- by S&P, or BBB- by Fitch or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of comparable quality. Up to 10% of the Fund's investments (or the issuers of those investments) may be rated, at the time of investment, Caa1 or below by Moody's, or CCC+ or below by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. Fixed income securities of issuers in countries defined as Developed Markets, Investment Grade Developing Markets or Sub-Investment Grade Developing Markets may be rated below investment grade at the time of investment (sometimes referred to as "junk bonds"). Below investment grade securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due. Before purchasing an unrated security, the Investment Manager or Sub-Adviser analyzes the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security. In the event that a security receives different ratings from different rating agencies (Fitch, Moody's and S&P), the Investment Manager or
Sub-Adviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines. While the credit quality of each of the Fund's investments is evaluated at the time of investment, the credit quality of the Fund's portfolio may be reviewed from time to time and adjusted accordingly.
The Investment Manager and Sub-Adviser consider external credit assessments available from international rating agencies such as Moody's and S&P, as well as any reports on the issuer which may be available from brokers or other sources. In some Developing Markets, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager and the Sub-Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment.
Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of shareholders for the Fund to hold such stock for short term periods.
Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an equity holder, often involuntarily, and, once again, it may be in the best interests of shareholders that the Fund holds such securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.
The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of debt securities or preferred stock, although it has no current intention to do so. The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation

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Additional Information Regarding the Fund (Unaudited)   (continued)

for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). The Fund may use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund.
Derivative debt securities that replicate, or substitute for, the currency of a particular country will be counted toward the limitations applicable with respect to issuers in that country. The Fund may invest in over-the-counter or exchange traded derivatives. The Fund may invest in derivatives up to the limits allowed under the 1940 Act.
The Fund may invest in securities issued by investment companies registered as such under the 1940 Act and unregistered, private funds (each, an "acquired company"), subject to the limitations of the 1940 Act (which are to be applied immediately after the acquisition of such securities).
In response to adverse market, political or economic conditions, or in other circumstances when warranted in the Investment Manager's judgment, the Fund may invest without limit in U.S. Government securities and short-term debt obligations of U.S. banks and corporations rated not less than Aa or Prime-2 by Moody's or AA or A-2 by S&P at the time of purchase for temporary defensive purposes. The Fund also may invest in these instruments on a temporary basis to meet liquidity or distribution requirements. To the extent the Fund invests in these securities, it may not achieve its investment objectives. The yield on these securities may be lower than the yields on lower rated debt securities. Although Prime-2 and A-2 ratings denote issuers with a strong ("Moody's") or satisfactory (S&P) ability to repay short-term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.
As a general matter and subject to applicable law, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the corresponding fundamental investment limitation stated in the "Fundamental Investment Restrictions” section of this annual report must be reduced to meet such limitation within the period required by the 1940 Act (currently three days). Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.
Unless otherwise indicated, the investment policies described above are not "fundamental" and may be changed by the Fund at any time.
INVESTMENT SECURITIES
The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund's investment objectives, policies and restrictions permit it to buy.
Debt Securities
Local Currency Sovereign and Quasi-Sovereign Bonds. The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.
Commercial Banks. The Fund may also invest in securities issued by banks, whether or not denominated in the currency of the country where such bank is located.
U.S. Dollar-Denominated Debt Securities. The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain global debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in Developed Markets, Investment Grade Developing Markets, or Sub-Investment Grade Developing Markets and may be issued and/or registered in the United States. U.S. dollar-denominated debt securities are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the maintenance of a sufficiently liquid market for the specific security. Such securities are also affected by movements in U.S. interest rates.
External Debt. The Fund may invest in external debt obligations, which are often longer-maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. External debt is typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semi-annual interest payments in the currency in which the bond is issued.
Supranational Debt Obligations. The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the International Monetary Fund, the European Investment Bank and the Asian

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Additional Information Regarding the Fund (Unaudited)   (continued)

Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.
Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a Developed Market, an Investment Grade Developing Market or a Sub-Investment Grade Developing Market.
U.S. Securities
Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest-bearing securities. Like other interest-bearing securities, however, the value of Government obligations changes as interest rates fluctuate.
Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody's or AA or better by S& P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-2 or better by Moody's or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody's or AA or better by S&P (including certificates of deposit, bankers' acceptances and other short-term obligations).
Bank Loans
The Fund may acquire privately held loans from banks, insurance companies, financial institutions, or other lenders, as well as claims held by trade or other creditors, and may originate these types of loans. The bank loans in which the Fund invests may be structured and administered by a third party that acts as agent for a group of lenders that make or hold interests in the loan. The Fund may acquire interests in such loans by taking an assignment of all or a portion of a direct interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution.
Convertible Securities
Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.
Asset-Backed Securities
Asset-backed securities are a form of structured debt obligation. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable securities which are intended to represent a lower level or risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for asset-backed securities may include home equity loans, automobile and credit card receivables,

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Additional Information Regarding the Fund (Unaudited)   (continued)

boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
Derivatives
With respect to all of its portfolio the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk, modify credit risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular global market or security, where either the physical security is judged by the Investment Manager to be too expensive, or the Investment Manager believes there is an insufficient supply of the particular security or no security fitting the precise needs of the Fund exists. The types of derivatives which may be used include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund.
Investment in fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.
The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. See "Risk Factors – Derivatives." To manage this risk, the Fund will only use counterparty institutions rated A- or better by a recognized international rating agency. Up to 10% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate, credit and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes.
The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the lending banks for the Fund's bank loan.
In general, derivatives will not be utilized to leverage the Fund, although they may be used to hedge the interest rate risk associated with the Fund's outstanding leverage. The Fund may use interest rate swaps to hedge the Fund's liability with respect to its bank loan. At present, the Fund has been authorized by its Board of Directors to hedge up to 100% of the Fund's liability with respect to its bank loan. See "Investment Securities – Derivatives – Swaps" and "Risk Factors – Derivatives."
Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.
Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both underlying assets which are traded on U.S. commodities exchanges and those which are not. Unlike trading on U.S. exchanges, trading on foreign commodities exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").
Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day

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at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.
Successful use of futures by the Fund also is subject to the Advisers' ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.
The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.
Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.
The Investment Manager has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Investment Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA with respect of the Fund.
Swaps. The Fund may enter into interest rate swaps, currency swaps, credit default swaps and other types of available swap agreements, including swaps on securities, financial assets and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or financial asset prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.
Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Advisers determine that it is consistent with the Fund's investment objectives and policies.
Private Placements
Certain debt securities purchased by the Fund may have been placed privately. These securities, which include debt securities offered in the Euromarkets, are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public. Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.
Other Investment Companies
The Fund may invest its assets in securities of other open- or closed-end investment companies, including affiliated investment companies and exchange-traded funds, that invest primarily in fixed-income securities, to the extent permitted by the 1940 Act.  As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the

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expenses, including advisory fees, that the Fund bears in connection with its own operations.
Repurchase and Securities Lending Agreements
The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.
The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.
Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar standards.
Firm Commitment Agreements and When-Issued Securities
The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.
RISK FACTORS
The Fund is a diversified, closed-end investment company designed primarily as a long-term investment vehicle and not as a trading tool. The Fund invests generally in a portfolio of fixed income securities. An investment in the Fund's Common Stock may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment vehicle program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives. The value of an investment in the Fund's Common Shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund's Common Shares you should consider carefully the following principal risks of investing in the Fund.
Management Risk
The Fund's ability to achieve its investment objectives is directly related to the Advisers' investment strategies for the Fund. The value of your investment in the Fund's Common Shares may vary with the effectiveness of the research and analysis conducted by the Advisers and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Advisers do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Advisers will continue to be associated with the Advisers for any length of time. The loss of the services of one or more key employees of the Advisers could have an adverse impact on the Fund's ability to realize its investment objectives.
Investment and Capital Market Risk
An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Common Shares

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during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected.
The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Credit Risk
Investments in debt securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund's investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.
Interest Rate and Pre-Payment Risk
Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund's portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute when market interest rates are at low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security's duration and reduce the security's value.
Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's Common Shares.
Pre-payment risk refers to the risk that a debt obligations are prepaid ahead of schedule. In this event, the proceeds from the prepaid securities would likely be reinvested by the Fund in securities bearing a lower interest rate. Pre-payment rates usually increase when interest rates are falling.
Private Placements and Other Restricted Securities Risk
Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") and privately placed securities of U.S. and non-U.S. issuers offered outside of the United States without registration with the SEC pursuant to Regulation S ("Regulation S Securities"). Private placements may offer attractive opportunities for investment not otherwise available on the open market.
Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it could be more difficult for the Fund

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to  sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value NAV due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund's illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.
Foreign Securities Risk
Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. These risks are heightened under adverse economic, market, geopolitical and other conditions. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Advisers endeavor to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.
Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.
The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by State Street Bank and Trust Company, the Fund's Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.
Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country's instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.
Developing and Emerging Markets Risk
Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves a high degree of risk and special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies which may be more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets and therefore issuers of such emerging markets may be more affected by the performance of such industries or sectors. Emerging market economies may be based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile (particularly during market closures due to local market holidays or other reasons) and may be less liquid than securities traded in developed countries.

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Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries, and potential difficulties in enforcing contractual obligations. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund's foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict. Emerging market countries generally have less developed legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.
Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.
The economies of individual developing and emerging market countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.
Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.
The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.
Adequate public information on non-U.S. issuers may not be available, and it may be difficult to secure information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States or other developed market countries.
Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.
Investments in developing and emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.
Foreign Currency Risk
The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can

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be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. If the exchange rate for a non-U.S. currency declines compared to the U.S. dollar, the Fund's NAV would decline. In addition, although much of the Fund's income will be received or realized in non-U.S. currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a non-U.S. currency declines after the Fund's income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time expenses are paid, the amount of non-U.S. currency required to be converted into U.S. dollars in order to pay such U.S. dollar expenses will be greater than the non-U.S. currency equivalent of the expenses at the time they were incurred.
The currencies of Developing Markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some Developing Market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some Developing Markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some Developing Markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.
Sovereign Debt Obligations Risk
Investments in Developing Market countries' government debt obligations involve special risks. Certain Developing Market countries have historically experienced, and may continue to experience, high rates of inflation, volatile interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a Developing Market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the
International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.
As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.
Government obligors in Developing Market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market

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participants. Investments in Developing Market countries' government debt securities involve currency risk. See "Foreign Currency Risk" above.
Corporate Debt Risk
The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.
Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.
Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk (which may be heightened in a market environment where interest rates are high or rising), credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the financial condition or the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place and government regulations impacting the industry in which the corporation operates. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
High-Yield Bonds and Other Lower-Rated Securities Risk
The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. The Fund's investments in lower rated securities may involve the following specific risks: greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due; wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and greater risk of loss due to declining credit quality.
Leverage Risk
The Fund generally seeks to enhance its total returns through the use of leverage. The Fund currently has a bank loan to finance investments as a form of leverage.
The Fund also has authority to issue preferred stock to finance investments. Leverage entails particular risks for holders of the Fund's common stock. The issuance of preferred stock would affect the amount of income available for distribution on the Fund's common stock as well as the net asset value of the common stock and the voting rights of holders of common stock. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund's common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Fund's net asset value, and expenses related to leverage can reduce the Fund's income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any borrowings or preferred stock would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time. Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund's directors.
As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a revolving Credit Agreement with The Bank of Nova Scotia to borrow up to $25 million. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. The covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The Fund

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may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). The covenants include a requirement that the Fund maintain net assets of no less than $25 million. Such restrictions shall apply only so long as the Credit Agreement remains in effect.
Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund's investments. The credit facility with The Bank of Nova Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.
The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's common stockholders or its ability to achieve its investment objectives.
Successful use of a leveraging strategy may depend on the Investment Manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.
Liquidity Risk
While the Fund ordinarily invests in debt securities for which there is an active secondary market, the Fund may invest in debt securities for which there is no established secondary market. The securities markets that exist in developing and emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are also often less developed than those in U.S. or other developed markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a non-U.S. broker-dealer, securities depository or non-U.S. subcustodian.
Liquidity in developing markets may be low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many non-U.S. debt securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.
In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.
The Fund may not be able readily to dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Illiquid securities generally trade at a discount.
Bank Loan Risk
Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.
There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in

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turn could affect the Fund's returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash or sell investments.
Convertible Securities Risk
The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security, and, therefore, is also subject to the same types of market and issuer risks that may negatively affect the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.
Asset-Backed Securities Risk
Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are in particular subject to interest rate risk. Generally, asset-backed securities increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise. Asset-backed securities are also subject to liquidity and valuation risk.
Derivatives Risk
Consistent with its investment objectives, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage interest rate, currency and credit risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Advisers to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.
The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses, which can be increased if derivatives are used to obtain leverage. In addition, risks in the use of derivatives include:
•	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;
•	the possible absence of a liquid secondary market for any particular derivatives contract at any time and the need to continue making margin and settlement payments thereunder;
•	the potential loss if the counterparty to the transaction does not perform as promised;
•	the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;
•	the risk that the financial intermediary "manufacturing" the over-the-counter derivative will not continue to offer a credible market in the derivative;
•	because certain derivatives are "manufactured" by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties;
•	the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained; and
•	the risk that the Fund would need additional liquidity to meet the payment obligations created by the derivatives contract.
Derivatives also may create operational and legal risks for the Fund. There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Advisers to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors. Derivatives markets tend to be consistently subject to new and/or expanded regulation that can take long periods of time to implement, making it difficult to know and predict the extent and impact of those regulatory changes. New and/or expanded regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.
The Fund may use interest rate swaps to hedge the Fund's liability with respect to its leverage. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file

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for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to its leverage.
Rule 18f-4 under the 1940 Act governs a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, the fund's must limit its derivatives exposure through a value-at-risk test, adopt and implement a derivatives risk management program and comply with certain reporting requirements. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Hedging Strategy Risk
Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.
There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to the Advisers’ ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Advisers’ judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.
The Advisers are under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to engage in hedging strategies. Even if the Advisers desire to hedge some of the Fund's risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund's investments.
Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Although the Advisers monitor the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience difficulties, possibly resulting in losses to the Fund. Counterparty risk also encompasses the risk of having concentrated exposure to one or more counterparties. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising.
Inflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s Common Shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or

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foreign central banks, market disruptions caused by trade disputes, armed conflicts or other factors, political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, imposition of sanctions and other measures, trading and tariff arrangements, actual or threatened war or other armed conflicts (such as the Russia/Ukraine and Israel/Hamas conflicts), terrorism, social unrest, natural or environmental disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected.  In addition, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. The impact of the recent U.S. elections on such policies remains uncertain and policies supported by the new administration (or the reversal of policies supported by the previous administration) could impact U.S. interest rates or inflation or otherwise impact the Fund.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.
Europe Related Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Government Intervention in Financial Markets Risk
U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Under certain circumstances, the withdrawal of U.S. government and foreign government support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.
Additionally, issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment objectives. The Investment Manager will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objectives, but there can be no assurance that it will be successful in doing so.
In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. New or revised laws or regulations may be imposed by the Security and Exchange Commission (“SEC”), the CFTC, the Internal Revenue Services (“IRS”), the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund’s performance. The Fund may also be adversely impacted by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund's holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted.

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Cybersecurity Risk
The Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisers and/or the Fund's service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Net Asset Value Discount/Premium
Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund cannot predict whether its Common Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.
Distribution Rate
It is the Fund's current policy to pay distributions on a monthly basis. If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objectives.
Conflicts of Interest Risk
The Advisers’ advisory fees are based on net assets plus the amount of any borrowings for investment purposes. Consequently, the Advisers will benefit from an increase in the Fund's net assets resulting from an offering.
Additionally, the portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate the Advisers based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Advisers or their affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Advisers that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Advisers has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
From time to time, the Advisers may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Advisers of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Advisers' proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Advisers have adopted various policies to mitigate these conflicts.

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In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.
The Advisers or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Advisers for other clients, and the Advisers will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Advisers may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.
Anti-Takeover Charter Provisions
The Fund's charter and by-laws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management. Also, charter provisions subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers.
Repurchase Agreement Risk
Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.
Securities Lending Risk
In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.
Tax Risk
The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.
Regulation as a “Commodity Pool”
The Investment Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). For the Investment Manager to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the CEA, as amended (other than positions entered into for hedging purposes) may not exceed five percent of the Fund’s liquidation value or, alternatively. the net notional value of the Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund’s liquidation value. In the event the Investment Manager fails to qualify for the exclusion with respect to the Fund and is required to register as a “commodity pool operator”, it will become subject to additional disclosure, record keeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used herein means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in investment restrictions

62	abrdn Global Income Fund, Inc.

Additional Information Regarding the Fund (Unaudited)   (continued)

would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation, except that any borrowing by the Fund that exceeds the corresponding fundamental investment limitation below must be reduced to meet such limitation within the period required by the 1940 Act (currently three days).
The Fund will not:
1. Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by these investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred shares pursuant to its Articles of Amendment and Restatement.
2. Borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time
3. "Concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, and further provided that this limitation will not apply to the Fund's investments in, among other things, (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)).
4. Make loans except through the purchase of debt obligations and the entering into of repurchase and securities lending agreements in accordance with the Fund's investment objectives and policies.
5. Act as an underwriter of other issuer's securities (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).
6. (i) Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interests therein, or (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts or derivatives in accordance with the Fund's investment objectives and policies).
For the purposes of determining compliance with the Fund's policy on concentrating in any one industry or group of industries, the Fund will endeavor to consider the concentration policy of underlying investment companies in which the Fund is invested.
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility, as of October 31, 2025 as a percentage of total managed assets (including assets attributable to such leverage) and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(16.2%)	(9.2%)	(2.1%)	4.9%	12.0%
Based on estimated indebtedness of $16,800,000 (representing approximately 29.14% of the Fund's Managed Assets as of October 31, 2025), and an annual interest rate of 5.18% (effective interest rate as of October 31, 2025), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 1.51% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements – the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to

abrdn Global Income Fund, Inc.	63

Additional Information Regarding the Fund (Unaudited)   (concluded)

suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

64	abrdn Global Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE American, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE American or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn Global Income Fund, Inc.	65

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

66	abrdn Global Income Fund, Inc.

Management of the Fund  (Unaudited)
As of October 31, 2025

The names, years of birth and business addresses of the Board Members and officers of the Fund as of October 31, 2025, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Advisers are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company Aberdeen Group plc, and its advisory affiliates are collectively referred to as “Aberdeen” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Christian Pittard*** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Class II Director and Vice President	Term expires 2027; Director since 2024	Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK businesses. Aberdeen is currently the 5th largest listed Closed-End Fund manager in the world. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business for Aberdeen based in the US.	12 Registrants consisting of 12 Portfolios	None.
abrdn Global Income Fund, Inc.	67

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Independent Board Members
Radhika Ajmera c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Class III Director	Term expires 2028; Director since 2021	Ms Ajmera has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. She is currently an independent, non executive director for a number of closed end and open end funds in the abrdn fund complex. She is also an Audit Chair and a previous Chair within the complex. Ms Ajmera is a graduate of the London School of Economics.	4 Registrants consisting of 20 Portfolios	None.
P. Gerald Malone c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class I Director	Term expires 2026; Director since 2005	Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to KeifeRX, a US healthcare company developing a novel neurotherapy treatment. He is also Chairman of a number of the open and closed end funds in the abrdn Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 – July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 25 Portfolios	None.
Rahn K. Porter c/o abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1954	Class II Director	Term expires 2027; Director since 2024	Mr. Porter is the Principal of RPSS Enterprises, a consulting and advisory firm, a role he has held since 2019. From 2013 to 2021, he served as the Chief Financial and Administrative Officer of The Colorado Health Foundation. Mr. Porter served as an independent director at Centurylink Investment Management Company from 2011 to 2024. Previously, he held senior financial leadership positions as CFO at Telenet and Nupremis, and as Treasurer at Qwest Communications and MediaOne Group. He has also served as a board member and audit chair for BlackRidge Financial Inc. and Community First Bancshares, Inc.	7 Registrants consisting of 23 Portfolios	Director of CenturyLink Investment Management Company from 2006-2024, Director of BlackRidge Financial Inc. from 2004 to 2019.
68	abrdn Global Income Fund, Inc.

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Moritz Sell c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2026; Director since 2018	Mr. Sell is the principal of Edison Holding GmbH. Mr. Sell was the Lead Independent Director of the Swiss Helvetia Fund (SWZ) 2017-2025, and a director of the BNY Mellon Municipal Income Fund (DMF) from 2024-2025. He currently serves as a director of the High Income Securities Fund (PCF) from 2018 and the Total Return Securities Fund from 2025.	3 Registrants consisting of 3 Portfolios	Swiss Helvetia Fund (since June 2017), High Income Securities Fund (since June 2018) and BNY Mellon Municipal Income Fund (since 2024).

*	As of the date of this report, the Fund Complex has a total of 17 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (17 Portfolios), and abrdn ETFs (2 Portfolios).
**	Current directorships (excluding Fund Complex) as of the date of this report held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Pittard is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.
abrdn Global Income Fund, Inc.	69

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2025

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Kenneth Akintewe** c/o abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Head of Asian Sovereign Debt on the Asian Fixed Income Team at Aberdeen. Mr. Akintewe joined Aberdeen in 2002.
Sharon Ferrari** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2009	Currently, Director, Product Management for Aberdeen. Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.
Katie Gebauer** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Chief Compliance Officer and Vice President-Compliance	Since 2023	Currently, Ms. Gebauer is Head of US Registered Fund Compliance. She serves as the Chief Compliance Officer for Aberdeen's US closed end funds, open end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014.
Alan Goodson** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2009	Currently, Executive Director and Head of Product & Client Solutions – Americas for Aberdeen, overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of Aberdeen and joined Aberdeen in 2000.
Heather Hasson** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Development Manager. Previously, Senior Product Solutions and Implementation Manager, Product Governance US for Aberdeen. Ms. Hasson joined the company in November 2006.
Robert Hepp** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for Aberdeen. Mr. Hepp joined Aberdeen as a Senior Paralegal in 2016.
Megan Kennedy** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Senior Director, Product Governance for Aberdeen. Ms. Kennedy joined Aberdeen in 2005.
Andrew Kim** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager – Attorney for Aberdeen. Mr. Kim joined Aberdeen as a Product Manager in 2013.
Michael Marsico** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for Aberdeen. Mr. Marsico joined Aberdeen as a Fund Administrator in 2014.
70	abrdn Global Income Fund, Inc.

Management of the Fund  (Unaudited)  (concluded)
As of October 31, 2025

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Adam McCabe** c/o abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Fixed Income – Asia Pacific at Aberdeen. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse.
Kolotioloma Silue** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for Aberdeen. Mr. Silue joined Aberdeen in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and U.S. Counsel - Head of Product Governance for Aberdeen. Previously, Ms. Sitar was Head of Product Governance and Management and Managing U.S. Counsel for Aberdeen. She joined Aberdeen as U.S. Counsel in 2007.
Michael Taggart** c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2024	Currently, Head of Closed-End Fund Investor Relations at Aberdeen. since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
abrdn Global Income Fund, Inc.	71

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Corporate Information

Directors
P. Gerald Malone, Chair
Radhika Ajmera
Christian Pittard
Rahn Porter
Moritz Sell
Investment Manager
abrdn Asia Limited
7 Straits View
#23-04 Marina One East Tower
Singapore 018936
Investment Sub-Adviser
abrdn Investments Limited
1 George Street
Edinburgh, EH2 2LL
United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Global Income Fund, Inc. are traded on the NYSE American under the symbol “FCO.” Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

FCO-ANNUAL

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of October 31, 2025, abrdn Global Income Fund, Inc. (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Moritz Sell, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sell as the Audit Committee’s financial expert. Mr. Sell is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2025	$90,500	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2024	$93,900	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2025	$0	$0	$1,253,744	$1,253,744
October 31, 2024	$0	$0	$629,124	$629,124

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2025, the Audit Committee members were:

Radhika Ajmera

P. Gerald Malone

Moritz Sell

Rahn Porter

(b)	Not applicable.

Item 6. Investments.

(a) Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team which also draws on the expertise of Aberdeen’s fixed income team globally. As of the date of filing this report, the members of the team having the most significant responsibility for day-to-day management of the Fund are listed below.

Individual & Position	Past Business Experience	Served on Fund Since
Kenneth Akintewe Head of Asian Sovereign Debt	Kenneth Akintewe is the Head of Asian Sovereign Debt on the Asia-Pacific fixed income team. Kenneth is responsible for coordinating Asian interest rate and foreign exchange strategy. He is also a Vice President and Officer for the abrdn Asia-Pacific Income Fund, abrdn Global Income Fund and abrdn Asia-Pacific Income Investment Company Limited. Following a graduate traineeship in 2002 with the Global Equities team in Glasgow, Kenneth joined the Global Fixed Income team in London in 2003. In his role as assistant fund manager he transferred to Aberdeen’s Singapore office in 2004, in order to facilitate the incorporation of Asian fixed income into global bond portfolios, before joining the Asia-Pacific fixed income team in 2005 to focus on Asian local currency interest rate and foreign exchange strategy. Kenneth graduated with an MA in Economics and an MSc in International Banking and Financial Studies from Heriot-Watt University, Edinburgh, UK.	2006
Adam McCabe Head of Fixed Income Asia Pacific	Adam McCabe is the Head of Fixed Income - Asia Pacific at Aberdeen. Adam joined Aberdeen via the acquisition of certain asset management businesses from Credit Suisse in 2009. Adam worked for Credit Suisse since 2001, where he was a director/investment manager responsible for the development and implementation of its Asian currency and interest rate strategies. Before that, he was a member of Credit Suisse's Australian fixed income team, where he was responsible for interest rate and currency strategies. Adam was also Head of Fixed Income for Woori Credit Suisse Asset Management, Korea, where he was responsible for the fixed income and money market portfolio management, investment strategy and processes. Adam graduated with a BComm (First Class Honours and University Medal) from the University of Sydney, Australia and a Diploma in Global Finance from the Chinese University of Hong Kong.	2011

Max Wolman Investment Director – Fixed Income – Emerging Markets Debt	Max Wolman is an Investment Director on the Emerging Markets Debt team at Aberdeen. Max joined Aberdeen in 2001, from Liontrust Asset Management, initially covering FX dealing at Aberdeen. In 2003 he joined the Emerging Markets Debt team bringing his knowledge of currencies to help analyze local emerging markets. He has since covered emerging market corporates and helped launch Aberdeen’s emerging markets corporate strategy, offering a top down view when investing in the asset class. He graduated with a BA (Hons) in Hospitality Business Management from Leeds Metropolitan University and he has a Graduate Diploma in Finance from the University of London. He is a CFA Charterholder.	2021
George Westervelt Head of Global High Yield and Head of US High Yield Research	George Westervelt is Head of Global High Yield and Head of US High Yield Research. George is one of the Portfolio Managers on the team that manages the Global High Yield strategies and is also a member of the North American Fixed Income Leadership team. He joined Aberdeen in 2009 as a Credit Analyst and joined the portfolio management group in 2011. Prior to joining Aberdeen, George worked at MFS Investment Management in Boston and Citigroup in New York. He earned a BA in English from the University of Vermont and is a CFA Charterholder.	2024

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2025.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Kenneth Akintewe[1]	Registered Investment Companies	3	$1,790.74	0	$0
	Pooled Investment Vehicles	26	$4,907.02	0	$0
	Other Accounts	38	$14,356.68	0	$0
Adam McCabe[1]	Registered Investment Companies	3	$1,790.74	0	$0
	Pooled Investment Vehicles	26	$4,907.02	0	$0
	Other Accounts	38	$14,356.68	0	$0
Max Wolman[1]	Registered Investment Companies	3	$1,790.74	0	$0
	Pooled Investment Vehicles	26	$4,907.02	0	$0
	Other Accounts	38	$14,356.68	0	$0
George Westervelt[2]	Registered Investment Companies	3	$1,169.38	0	$0
	Pooled Investment Vehicles	4	$1,683.63	0	$0
	Other Accounts	1	$231.11	0	$0

1 Includes accounts managed by the Global Emerging Markets Debt, Asian Fixed Income and Australian Fixed Income teams, of which the portfolio manager is a member.

2 Includes the Fund, as well as accounts managed by the Global High Yield, US Global Credit, Euro High Yield and Global Loans teams, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “Aberdeen”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with Aberdeen’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because Aberdeen does not have discretion over trading and there may be client specific restrictions for SMA accounts.

Aberdeen may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed Aberdeen’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. Aberdeen has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default Aberdeen Group plc shares, with an option to put up to 50% of the deferred award into funds managed by Aberdeen. Overall compensation packages are designed to be competitive relative to the investment management industry. The information below is as of October 31, 2025.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds managed by Aberdeen, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2025
Kenneth Akintewe	None
Adam McCabe	None
Max Wolman	None
George Westervelt	None

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Nov. 1, 2024 – Nov. 30, 2024)	—	—	—	1,343,445
Month #2 (Dec. 1, 2024– Dec. 31, 2024)	—	—	—	1,343,445
Month #3 (Jan. 1, 2025 – Jan. 31, 2025)	—	—	—	1,343,445
Month #4 (Feb. 1, 2025 – Feb. 28, 2025)	—	—	—	1,343,445
Month #5 (Mar. 1, 2025 – Mar. 31, 2025)	—	—	—	1,343,445
Month #6 (Apr. 1, 2025 – Apr. 30, 2025)	—	—	—	1,343,445
Month #7 (May 1, 2025 – May 31, 2025)	—	—	—	1,343,445
Month #8 (June 1, 2025 – June 30, 2025)	—	—	—	1,343,445
Month #9 (Jul. 1, 2025 – Jul. 31, 2025)	—	—	—	1,343,445
Month #10 (Aug. 1, 2025 – Aug. 31, 2025)	—	—	—	1,343,445
Month #11 (Sep. 1, 2025– Sep. 30, 2025)	—	—	—	1,343,445
Month #12 (Oct. 1, 2025 – Oct. 31, 2025)	—	—	—	1,343,445
Total

(1)

On March 1, 2001, the Fund’s Board approved an open market share repurchase program (the “Program”). Under the terms of the Program, the Fund is permitted to repurchase during each 12-month period ended October 31 up to 10% of its outstanding shares of common stock outstanding as of October 31 of the prior year. The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this Program during the prior quarter. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2025, the Fund did not repurchase any shares through the Program.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Income Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of abrdn Global Income Fund, Inc.

Date: January 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of abrdn Global Income Fund, Inc.

Date: January 8, 2026

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of abrdn Global Income Fund, Inc.

Date: January 8, 2026